FIDELITY


(REGISTERED TRADEMARK)
UTILITIES
FUND
ANNUAL REPORT
JANUARY 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     21   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    25   Notes to the financial statements.

REPORT OF INDEPENDENT    29   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            30


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).


CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31,             PAST 1    PAST 5   LIFE OF
1996                                  YEAR     YEARS     FUND

Utilities Fund                        28.61%   96.02%    189.01%

S&P 500(registered trademark)         38.66%   113.54%   236.74%

S&P Utilities Index                   33.29%   93.27%    209.29%

Utility Funds Average                 25.08%   80.35%    n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 27, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks, a common proxy for the U.S. stock market, or the Standard & Poor's Utilities Index, an unmanaged index of 49 gas, electric, and telephone stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the utility funds average, which reflects the performance of 80 utility funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. All three benchmarks include reinvested dividends and capital gains, if any.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1996    PAST 1    PAST 5   LIFE OF
                                  YEAR     YEARS     FUND

Utilities Fund                    28.61%   14.41%    13.84%

S&P 500(registered trademark)     38.66%   16.38%    15.99%

S&P Utilities Index               33.29%   14.09%    14.79%

Utility Funds Average             25.08%   12.49%    n/a


AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
              Utilities IncomeStandard & Poor'Standard & Poor's
     11/27/87        10000.00        10000.00         10000.00
     11/30/87        10000.00         9438.71          9671.16
     12/31/87        10059.80        10157.00          9776.58
     01/31/88        10983.46        10584.61         10908.71
     02/29/88        10873.02        11077.85         10721.08
     03/31/88        10500.30        10735.55         10156.08
     04/30/88        10510.44        10854.71         10170.29
     05/31/88        10946.26        10949.15         10635.08
     06/30/88        11087.51        11451.71         10969.02
     07/31/88        10954.05        11408.20         10985.47
     08/31/88        10902.71        11020.32         10830.58
     09/30/88        11295.53        11489.78         11275.71
     10/31/88        11534.75        11809.20         11568.88
     11/30/88        11451.54        11640.33         11476.33
     12/31/88        11545.15        11844.03         11547.48
     01/31/89        11724.72        12711.02         12203.38
     02/28/89        11502.90        12394.51         11934.91
     03/31/89        11631.17        12683.30         12248.79
     04/30/89        11984.27        13341.57         13014.34
     05/31/89        12562.09        13881.90         13761.37
     06/30/89        12820.04        13802.77         13974.67
     07/31/89        13493.64        15049.17         15089.85
     08/31/89        13352.40        15344.13         14996.29
     09/30/89        13418.39        15281.22         15243.73
     10/31/89        13462.50        14926.69         15300.13
     11/30/89        13892.50        15231.20         15803.50
     12/31/89        14537.88        15596.75         16954.00
     01/31/90        13799.44        14550.21         15582.42
     02/28/90        13834.06        14737.90         15411.01
     03/31/90        13821.87        15128.46         15697.66
     04/30/90        13264.25        14750.25         15088.59
     05/31/90        13904.92        16188.40         16117.63
     06/30/90        13964.05        16078.31         15777.55
     07/31/90        13976.10        16026.86         15728.64
     08/31/90        13265.25        14578.03         14478.21
     09/30/90        13470.07        13868.08         15071.82
     10/31/90        14290.52        13808.45         16054.50
     11/30/90        14608.90        14700.48         16364.35
     12/31/90        14806.40        15110.62         16506.72
     01/31/91        14743.61        15769.44         16003.27
     02/28/91        15271.06        16896.96         16560.18
     03/31/91        15451.99        17305.87         16886.42
     04/30/91        15451.99        17347.40         16616.24
     05/31/91        15451.99        18096.81         16401.89
     06/30/91        15336.59        17267.97         16172.26
     07/31/91        15817.08        18072.66         16667.13
     08/31/91        16206.66        18500.98         17097.14
     09/30/91        16719.56        18192.02         17442.51
     10/31/91        16930.20        18435.79         17786.12
     11/30/91        17061.85        17692.83         17606.48
     12/31/91        17942.75        19716.89         18897.04
     01/31/92        17352.70        19350.15         17889.83
     02/29/92        17285.65        19601.71         17405.01
     03/31/92        17084.76        19219.47         17154.38
     04/30/92        17645.14        19784.52         18259.12
     05/31/92        18000.50        19881.47         18231.73
     06/30/92        18179.36        19585.23         18488.80
     07/31/92        19161.65        20386.27         19949.42
     08/31/92        19189.32        19968.35         19799.80
     09/30/92        19244.82        20203.98         19944.33
     10/31/92        19216.83        20274.69         19754.86
     11/30/92        19398.78        20966.06         19723.25
     12/31/92        19898.62        21223.94         20429.35
     01/31/93        20115.06        21402.22         20743.96
     02/28/93        21182.87        21693.29         22237.52
     03/31/93        21752.84        22151.02         22640.02
     04/30/93        21547.76        21614.97         22162.32
     05/31/93        21606.36        22194.25         22142.37
     06/30/93        22623.26        22258.61         23167.56
     07/31/93        22904.02        22169.58         23686.52
     08/31/93        23953.17        23009.80         24830.58
     09/30/93        23967.59        22832.63         24778.43
     10/31/93        23773.94        23305.26         24733.83
     11/30/93        22790.81        23083.86         23482.30
     12/31/93        23004.26        23363.18         23357.84
     01/31/94        24004.45        24157.53         23537.70
     02/28/94        23019.41        23502.86         22207.82
     03/31/94        22148.45        22478.13         21454.97
     04/30/94        22709.17        22765.85         21984.91
     05/31/94        22304.20        23139.21         21395.72
     06/30/94        22128.34        22572.30         21440.65
     07/31/94        22819.36        23312.67         22167.48
     08/31/94        22992.12        24268.49         22107.63
     09/30/94        22378.03        23673.92         21546.10
     10/31/94        22362.20        24206.58         21733.55
     11/30/94        21649.52        23324.98         21416.24
     12/31/94        21788.06        23670.88         21525.46
     01/31/95        22472.06        24284.67         23204.45
     02/28/95        22789.04        25231.04         23171.96
     03/31/95        22908.51        25975.61         23032.93
     04/30/95        23598.62        26740.59         23869.03
     05/31/95        24137.25        27809.42         24623.29
     06/30/95        24293.97        28455.43         24736.55
     07/31/95        25007.99        29399.01         25354.97
     08/31/95        25552.02        29472.80         25857.00
     09/30/95        26733.12        30716.55         27504.09
     10/31/95        26853.23        30606.90         28147.68
     11/30/95        27539.57        31950.54         28522.05
     12/31/95        28460.30        32565.91         30538.56
     01/31/96        28900.59        33674.45         30929.45

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Utilities Fund on November 27, 1987, when the fund started. As the chart shows, by January 31, 1996, the value of your investment would have grown to $28,901 - a 189.01% increase on your initial investment. For comparison, look at how both the S&P 500 and the S&P Utilities Index did over the same period. With dividends reinvested, the same $10,000 investment in the S&P 500 would have grown to $33,674 - a 236.74% increase. A $10,000 investment in the S&P Utilities Index would have grown to $30,929 - a 209.29% increase.
(checkmark)
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended January
31, 1996. The Standard & Poor's
Composite Index of 500 Stocks
finished the period with a total
return of 38.66% (including
reinvested dividends ) - well
above its historical annual
average of roughly 12%. With
inflation posing little threat,
interest rates fell during the first
half of 1995. The Federal Reserve
Board cut the fed funds rate - the
rate banks charge each other for
overnight loans - three times, in
July and December 1995, and
January 1996. Big-name
blue-chip stocks led the rally, as
investors sought companies with
steady earnings growth in an
economy showing signs of
weakness. Technology
companies posted strong earnings
growth and stock price gains,
although they faltered over the last
four months of the period. Lower
interest rates and continued
merger and acquisition activity
helped financial stocks perform
well. In November 1995, the Dow
Jones Industrial Average closed
above 5000 for the first time.
Foreign markets lagged the U.S.
The Morgan Stanley Emerging
Markets Free Index rebounded
from Mexico's December 1994
peso devaluation, rising 13.62%
for the 12 months ended January
31, 1996. The Morgan Stanley
EAFE (Europe, Australasia, Far
East) Index was up 16.13% for the
12 months. European markets
fared well, while the Japanese
market recently has shown signs
of recovery.
An interview with John Muresianu, Portfolio Manager of Fidelity Utilities
Fund
Q. JOHN, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended January 31, 1996, the fund had a total return of 28.61%. That beat the 25.08% 12-month return for the utility funds average tracked by Lipper Analytical Services, but lagged the Standard & Poor's Utilities Index, which posted a 33.29% return for the same 12-month period.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE IN RELATION TO THE AVERAGE FUND AND THE INDEX?
A. I focused the fund's investments on telephone and gas stocks, holding a relatively lighter position in electric utilities than the average fund. The telephone and gas stocks, as groups, did better than electrics. Telephone stocks - including regional Bell operating companies (RBOCs) such as BellSouth and U.S. West - did quite well in anticipation of the new telecommunications legislation that became law shortly after the end of the period. Individual stock selection also helped. In the gas group, Williams Companies rebounded from the cheap levels it had hit after acquiring Transco last year. And DQE, in the electric group, benefited from solid management that used significant free cash flow to reduce debt and make investments in non-regulated businesses. The fund trailed the index for three reasons. First, the fund held a high cash position early in the year. Since utility stocks tend to move up and down with bonds, and at that time, interest rates were rising - and bond prices were falling - I kept a higher cash position as a defensive move. Second, the fund held some overseas investments while the index did not, and overseas markets generally underperformed the U.S. market. Finally, although the fund had its largest stake in telephone utility stocks, the index had an even larger weighting in this top-performing utility sector.
Q. WHAT HAS THE INVESTMENT ENVIRONMENT BEEN LIKE FOR THE UTILITIES SECTOR?
A. One of the keys to the overall investment environment has been a soft economy that has allowed the Federal Reserve Board to lower rates. Lower rates have boosted bond prices, which have, in turn, helped support stock prices. Electric utilities are historically the highest-yielding utilities stocks, usually moving more in tandem with bonds than gas or telephone stocks do, so they have done well in response to the bond rally. Gas stocks have done especially well of late because of the positive influence of the bond market and the benefit of higher gas prices. These prices have increased because of increased demand due to this winter's exceptionally cold weather across much of the country. Overall, gas stocks have done better than electrics because of these factors. Telephone stocks have done the best, not only because of the influence of bonds, but also because investors were attracted by the growth opportunities implied in what appeared to be the imminent passage of the telecommunications bill. So all three sectors have done well, but telephone and gas have done better than electrics.
Q. LET'S TAKE A LOOK AT THE TELECOMMUNICATIONS BILL . . .
A. The new legislation, enacted shortly after the end of the period, essentially will allow long distance carriers, cable operators and the RBOCs to enter each others' business and compete with one another. One key is that the RBOCs will be able to get into long distance inexpensively, and have the potential to help earnings growth. The Federal Communications Commission is going to interpret the legislation and come out with specific rules, so we don't know exactly the timing or the details, but it looks now that the RBOCs could benefit. The strength in their performance was due mostly to the anticipation of earnings growth.
Q. WHAT WERE SOME OF THE STOCKS THAT DIDN'T DO AS WELL AS YOU WOULD HAVE
LIKED?
A. ENSERCH was one in the gas group. It had disappointing production results from two key offshore wells, which investors had anticipated would drive future earnings and cash flow. In the telephone group, Pacific Telesis embarked on an aggressive capital spending campaign on PCS - personal communications services - an alternative lower-priced cellular equivalent. This activity raised concern about how well the company would be able to sustain its dividend. On the electric side, Northeast Utilities had nuclear plant operating problems, as well as antagonistic relations with regulators in New Hampshire.
Q. WHAT'S YOUR OUTLOOK OVER THE NEXT SIX MONTHS?
A. A lot will depend on the economy and interest rates, If the economy accelerates, interest rates are likely to rise and the stocks likely will not do well. If the economy continues to slow, interest rates are likely to fall, helping utility stocks. If there is no perceptible change in economic growth and interest rates, the stocks should be unaffected by these issues. I intend to continue to concentrate on telephone stocks over gas and electrics, because their growth prospects remain the best in the utilities sector.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek a high total
return through a combination
of current income and capital
appreciation
START DATE: November 27,
1987
SIZE: as of January 31,
1996, more than $1.5 billion
MANAGER: John Muresianu,
since 1992; manager,
Fidelity Select Utilities Growth
Portfolio, since 1992;
analyst, natural gas
pipelines, life insurance,
service companies,
Canadian stocks, foreign
currencies, 1989-1992;
pension fund manager,
1987-1989; joined Fidelity in
1986
(checkmark)
JOHN MURESIANU ON THE
TELECOMMUNICATIONS BILL:
"I believe the
telecommunications
legislation that passed shortly
after the end of the period is
the biggest event in the
evolution of the
telecommunications industry
since the break-up of AT&T in
1984. It could change the face
of the industry. It will increase
competition in every phase of
the business, such as local,
long-distance, cellular,
internet access and cable. It
is likely that we'll end up with a
number of national full-service
providers of bundled
telecommunications services.
The consumer should be able
to choose from different
providers for one-stop
shopping for all
telecommunications needs.
While it will be phased in
gradually, the new law
essentially should create
open competition in all
telecommunications
businesses."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JANUARY 31, 1996
                                % OF FUND'S    % OF FUND'S
                                INVESTMENTS    INVESTMENTS
                                               IN THESE STOCKS
                                               6 MONTHS AGO

GTE Corp.                       4.3            4.9

Ameritech Corp.                 4.1            5.2

SBC Communications, Inc.        4.0            5.0

NYNEX Corp.                     3.9            4.9

BellSouth Corp.                 3.8            4.5

Bell Atlantic Corp.             3.7            4.3

AT&T Corp.                      3.0            0.0

U.S. West, Inc.                 3.0            4.2

AirTouch Communications, Inc.   2.7            2.3

Pacific Telesis Group           2.5            0.2

TOP MARKET SECTORS AS OF JANUARY 31, 1996
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

Telephone Services   41.5           38.3

Electric Utility     29.6           29.9

Gas                  14.2           17.7

ASSET ALLOCATION
AS OF JANUARY 31, 1996 * AS OF JULY 31, 1995 **
Row: 1, Col: 1, Value: 3.7
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 47.0
Row: 1, Col: 4, Value: 47.0
Row: 1, Col: 1, Value: 3.1
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 46.0
Row: 1, Col: 4, Value: 48.0
Stocks 93.9%
Bonds 2.4%
Short-term
Investments 3.7%
FOREIGN
INVESTMENTS 14.1%
Stocks 95.9%
Bonds 1.0%
Short-term
Investments 3.1%
FOREIGN
INVESTMENTS 12.1%
*
**
INVESTMENTS JANUARY 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.4%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.0%
Harsco Corp.   2,600 $ 161
BASIC INDUSTRIES - 0.2%
METALS & MINING - 0.2%
Falconbridge Ltd.   47,200  1,031
Viag AG  3,200  1,376
  2,407
PAPER & FOREST PRODUCTS - 0.0%
Crown Vantage, Inc. (a)   900  15
James River Corp. of Virginia  9,400  246
  261
TOTAL BASIC INDUSTRIES   2,668
CONSTRUCTION & REAL ESTATE - 0.4%
CONSTRUCTION - 0.0%
YTL Corp. BHD  80,500  506
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Associated Estates Realty Corp.   21,200  458
Bay Apartment Communities, Inc.  46,200  1,103
CBL & Associates Properties, Inc.   22,000  451
Camden Property Trust (SBI)  24,900  601
Crown American Realty Trust (SBI)  42,100  326
Developers Diversified Realty Corp.   20,100  578
Equity Residential Properties Trust (SBI)  32,100  987
LTC Properties, Inc.   65,400  1,071
Oasis Residential, Inc.  7,600  181
Realty Income Corp.   13,900  321
Summit Property Trust  16,000  314
  6,391
TOTAL CONSTRUCTION & REAL ESTATE   6,897
ENERGY - 2.5%
COAL - 0.1%
Eastern Enterprises Co.   9,300  321
MAPCO, Inc.   9,400  530
  851
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
ENERGY SERVICES - 0.0%
McDermott International, Inc.   15,600 $ 302
INDEPENDENT POWER - 0.1%
California Energy Co., Inc. (a)  33,600  672
Trigen Energy Corp.   30,100  602
  1,274
OIL & GAS - 2.3%
Coastal Corp. (The)  685,400  25,960
NGC Corp.   401,435  4,115
Norsk Hydro AS ADR  9,300  380
Nuevo Energy Corp. (a)  13,400  322
Occidental Petroleum Corp.   89,400  1,922
Pennzoil Co.   9,300  378
Petroleum Heat & Power, Inc. Class A  158,400  1,267
Petronas Gas BHD  132,000  495
Texaco, Inc.   9,300  752
Total SA Class B  4,700  322
  35,913
TOTAL ENERGY   38,340
FINANCE - 0.1%
SECURITIES INDUSTRY - 0.1%
Morgan Stanley Group, Inc.   18,800  895
HOLDING COMPANIES - 0.9%
CINergy Corp.   397,279  12,365
Citicorp Equity Investments Class B  157,504  685
Iven SA (a)  3,500,000  1,575
  14,625
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
ELECTRICAL EQUIPMENT - 0.4%
Edison Spa  810,000  4,049
Glenayre Technologies, Inc.   69,997  2,800
  6,849
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
POLLUTION CONTROL - 0.6%
Sanifill, Inc. (a)  6,600 $ 240
WMX Technologies, Inc.   305,800  9,136
  9,376
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   16,225
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
People's Choice TV Corp. (a)  9,300  144
U.S. Satellite Broadcasting Co., Inc. Class A  2,000  54
  198
NONDURABLES - 0.1%
FOODS - 0.0%
Montedison Spa Ord. (a)  623,200  395
TOBACCO - 0.1%
Philip Morris Companies, Inc.   10,000  930
TOTAL NONDURABLES   1,325
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   28,300  829
Newmont Mining Corp.   9,300  521
  1,350
SERVICES - 0.2%
Chemed Corp.   94,400  3,776
TECHNOLOGY - 0.8%
COMMUNICATIONS EQUIPMENT - 0.8%
DSC Communications Corp. (a)  191,500  5,577
Ericsson (L.M.) Telephone Co. Class B ADR  18,900  390
Nokia Corp. AB:
sponsored ADR  7,300  273
 Series A  154,900  6,019
Westell Technologies, Inc. Class A (a)  800  19
  12,278
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 86.1%
CELLULAR - 2.7%
AirTouch Communications, Inc. (a)  1,473,000 $ 41,612
Mobile Telecommunications Technologies, Inc. (a)  20,000  340
Vodafone Group PLC sponsored ADR  9,400  336
  42,288
ELECTRIC UTILITY - 27.6%
AES Corp. (a)  250,684  5,515
AES China Generating Co. Class A (a)  16,100  147
Allegheny Power System, Inc.   354,200  10,714
American Electric Power Co., Inc.   856,600  37,905
Boston Edison Co.   216,800  6,369
CESC Ltd. GDR (warrants) (a)(b)  37,000  --
CILCORP, Inc.   122,500  5,390
CIPSCO, Inc.   38,200  1,518
CMS Energy Corp.   10,000  311
CMS Energy Corp. Class G  52,900  1,051
Carolina Power & Light Co.   47,300  1,750
Central & South West Corp.   200,000  5,475
Central Hudson Gas & Electric Corp.   64,900  2,020
Central Louisiana Electric Co., Inc.   113,000  3,065
China Light & Power Co. Ltd.   190,000  921
Citizens Utilities Co. Class B  4,100  51
Compania Energertica Minas Gerais  44,000,000  1,098
Consolidated Electric Power Asia Ltd.   3,848,000  7,141
Consolidated Edison Co. of New York, Inc.   65,100  2,197
DPL, Inc.   267,500  6,654
DQE, Inc.   403,850  12,469
DTE Energy Co.  320,500  11,498
Dominion Resources, Inc.  37,400  1,604
Duke Power Co.   10,000  498
EVN (Energie-Versor Nieder)  7,680  1,019
Eastern Utilities Associates  217,034  5,155
Electricidad de Caracas  580,869  345
Electricity Generating PCL (For. Reg.)  30,900  132
Electrowatt AG  800  280
Eletrobras PN Class B  96,300,000  29,046
Enova Corp.   120,000  2,880
Entergy Corp.  986,461  29,223
FPL Group, Inc.   187,800  8,709
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
Florida Progress Corp.   28,100 $ 998
General Public Utilities Corp.   76,300  2,594
Hawaiian Electric Industries, Inc.   13,400  518
Hong Kong Electric Holdings Ord.   598,000  2,030
Houston Industries, Inc.   100,000  2,400
Huaneng Power International, Inc. Class N
sponsored ADR (a)  28,300  492
Hub Power Co. Ltd. GDR (a)  56,700  1,134
IES Industries, Inc.   72,900  2,078
Idaho Power Co.   112,400  3,456
Illinova Corp.   344,300  10,286
Interstate Power Co.   9,300  299
Kansas City Power & Light Co.   41,500  1,100
Korea Electric Power Corp. ADR  119,900  3,117
LG&E Energy Corp.   29,600  1,277
London Electricity PLC  32,400  357
Long Island Lighting Co.   143,600  2,441
Midlands Electricity PLC  75,600  448
Mosenergo AO sponsored ADR (a)(b)  198,300  1,462
Montana Power Co.   70,000  1,558
NIPSCO Industries, Inc.   278,500  10,617
National Grid Co. PLC (a)  949,372  2,879
National Power PLC (b)  533,500  3,526
New England Electric System  109,000  4,333
New York State Electric & Gas Corp.   18,700  475
Niagara Mohawk Power Corp.   9,400  86
Northeast Utilities  474,100  11,200
Northern States Power Co.  9,300  478
Nova Scotia Power, Inc.   182,900  1,665
Ohio Edison Co.   415,600  9,922
PECO Energy Co.   378,700  11,645
Pacific Gas & Electric Co.   300,000  8,325
PacifiCorp.   464,300  9,866
Pinnacle West Capital Corp.   461,300  13,608
Portland General Corp.   241,800  7,194
Potomac Electric Power Co.   9,400  254
Powergen PLC Ord.   354,100  2,750
Public Service Co. of Colorado  356,375  12,829
Public Service Co. of New Mexico (a)  778,800  13,921
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
Public Service Enterprise Group, Inc.   80,400 $ 2,513
Rochester Gas & Electric Corp.   28,600  658
SCE Corp  564,900  10,450
SCANA Corp.   9,400  257
Scottish Power PLC ADR  708,200  4,081
Scottish Hydro-Electric PLC Ord.   160,500  858
Sevillana de Electricidad  35,000  254
Sithe Energies, Inc. (a)  150,500  1,016
Southern Co.   223,200  5,664
TECO Energy, Inc.   9,300  243
Texas Utilities Co.   436,200  17,829
Tucson Electric Power Co. (a)  94,400  307
Unicom Corp.   109,400  3,679
Union Electric Co.   18,900  806
United Illuminating Co.   57,900  2,236
Utilicorp United, Inc.   132,097  3,847
Veba AG Ord.   271,300  12,063
  432,529
GAS - 14.1%
Aquila Gas Pipeline Corp.   40,400  515
Atlanta Gas Light Co.   8,300  168
Brooklyn Union Gas Co. (The)  287,200  8,042
Columbia Gas System, Inc. (The) (a)  216,100  9,373
Consolidated Natural Gas Co.   96,900  4,361
ENSERCH Corp.   1,862,300  27,236
El Paso Natural Gas Co.  223,500  7,236
Energen Corp.   99,900  2,485
Enron Global Power & Pipelines  96,900  2,435
Enron Corp.   99,600  3,685
Equitable Resources, Inc.   55,500  1,575
Hong Kong & China Gas Co. Ltd.   614,000  1,104
MCN Corp.   449,200  11,061
MDU Resources Group, Inc.   61,650  1,302
NICOR, Inc.   98,500  2,684
National Fuel Gas Co.   9,300  310
Noram Energy Corp.   233,700  2,045
Northwest Natural Gas Co.   6,500  216
Nova Corp.  1,092,900  9,748
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
GAS - CONTINUED
ONEOK, Inc.   217,500 $ 4,540
Pacific Enterprises  736,700  20,443
Panhandle Eastern Corp.   727,500  21,007
Peoples Energy Corp.   28,000  914
Questar Corp.   324,600  10,590
Sonat, Inc.   251,300  8,670
Southern Union Company  31,746  730
Tejas Gas Corp.  57,330  2,695
Tejas Power Corp. (a)  358,000  3,133
TransCanada PipeLines Ltd.   328,700  4,727
UGI Corp.  223,783  4,979
WICOR, Inc.   118,800  3,742
Washington Gas Light Co.   174,600  3,819
Westcoat Energy, Inc.   621,200  9,612
Western Resources, Inc.   42,300  1,428
Williams Companies, Inc.   497,100  23,426
Yankee Energy System, Inc.   67,800  1,636
  221,672
TELEPHONE SERVICES - 41.4%
AT&T Corp.   712,500  47,648
Ameritech Corp.  1,075,700  64,676
BCE, Inc.   88,600  3,201
Bell Atlantic Corp.   834,900  57,504
BellSouth Corp.   1,392,100  59,686
Cincinnati Bell, Inc.   9,300  302
Frontier Corp.   416,900  12,402
GTE Corp.   1,475,700  67,882
Hong Kong Telecommunications Ltd. ADR (a)  82,400  1,566
Hong Kong Telecommunications Ltd. (a)  570,000  1,084
Indosat (Indonesia Satellite) sponsored ADR  13,500  547
Koninklijke PPT Nederland  4,084  157
Koninklijke PPT Nederland (b)  70,200  2,694
LCI International, Inc. (a)  147,700  3,508
NYNEX Corp.   1,135,900  60,912
Nippon Telegraph & Telephone Corp. Ord.   341  2,579
Pacific Telesis Group  1,347,000  39,736
SBC Communications, Inc.   1,099,900  62,282
Sprint Corp.   134,200  5,787
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
Telecom Argentina Class B sponsored ADR  59,500 $ 3,176
Telebras sponsored ADR  602,700  33,601
Telebras PN (Pfd. Reg.)  250,000,000  13,931
Telefonica de Argentina SA sponsored ADR  250,000  8,000
Telefonica del Peru (CPT) Class B  35,000  78
Telefonos de Mexico SA sponsored ADR representing
shares Ord. Class L  800,000  27,100
Telekomunikasiindo (Persero) PT, Series B sponsored ADR (a) 13,200 406 Telesp PN (Pfd. Reg.) 1,890,000 348
Telepar PN  311,200  119
Telecom Italia Spa    368,300  623
Telecom Italia Mobile Spa  368,300  668
U.S. West, Inc. (a)  1,321,624  46,422
U.S. West, Inc. (Media Group) (a)  965,124  20,388
WorldCom, Inc. (a)  23,500  861
  649,874
WATER - 0.3%
American Water Works, Inc.   112,607  4,293
E Town Corp.   23,500  679
Southern Water PLC Ord. (a)  5,700  59
  5,031
TOTAL UTILITIES   1,351,394
TOTAL COMMON STOCKS
(Cost $1,160,952)   1,450,132
PREFERRED STOCKS - 1.5%
CONVERTIBLE PREFERRED STOCKS - 0.6%
BASIC INDUSTRIES - 0.1%
METALS & MINING - 0.1%
Cyprus Amax Minerals Co., Series A, $4.00   18,733  1,127
ENERGY - 0.0%
OIL & GAS - 0.0%
Valero Energy Corp. $3.125  16,000  834
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Kenetech Corp. 8 1/4%   49,000 $ 70
UTILITIES - 0.5%
ELECTRIC UTILITY - 0.5%
Citizens Utilities Trust $2.50  160,000  8,000
TOTAL CONVERTIBLE PREFERRED STOCKS   10,031
NONCONVERTIBLE PREFERRED STOCKS - 0.9%
UTILITIES - 0.9%
ELECTRIC UTILITY - 0.8%
Alabama Power Co. Class A, $1.90   116,200  2,992
Cleveland Electric Illuminating Co., Series L adj. rate  7,700  558
Gulf Power Co. Class A, 7.30%   120,000  2,900
Mississippi Power Co. depository shares representing
1/4 share, $1.81   135,600  3,458
Public Service Co. of New Hampshire Co., Series A   77,500  2,025
Texas Utilities Electric Co., Series A adj. rate   7,700  737
  12,670
TELEPHONE SERVICES - 0.1%
GTE North, Inc. $7.60  6,800  689
Stet (Societa Finanziaria Telefonica) Spa  283,300  641
  1,330
TOTAL NONCONVERTIBLE PREFERRED STOCKS   14,000
TOTAL PREFERRED STOCKS
(Cost $24,032)   24,031
CORPORATE BONDS - 0.8%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (000S)
CONVERTIBLE BONDS - 0.1%
UTILITIES - 0.1%
GAS - 0.1%
Consolidated Natural Gas Co.
7 1/4%, 12/15/15  A2 $ 2,250  2,323
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - 0.7%
UTILITIES - 0.7%
ELECTRIC UTILITY - 0.7%
Georgia Power Co. 1st mortgage
6 7/8%, 9/01/02  A1 $ 10,000 $ 10,288
TOTAL CORPORATE BONDS
(Cost $11,698)   12,611
U.S. TREASURY OBLIGATIONS - 1.6%
7 1/4%, 2/15/23  Aaa  2,390  2,708
6 1/4%, 8/15/23  Aaa  2,650  2,700
7 1/2%, 11/15/24  Aaa  5,020  5,970
7 5/8%, 2/15/25  Aaa  8,830  10,690
6 7/8%, 8/15/25  Aaa  1,960  2,188
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,726)   24,256
REPURCHASE AGREEMENTS - 3.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88% dated
1/31/96 due 2/1/96  $ 58,150  58,141
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,278,549)  $ 1,569,171
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,682,000 or 0.5% of net assets.
OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  85.9%
Brazil   5.1
Canada  2.0
Mexico  1.7
United Kingdom  1.0
Others (individually less than 1%)  4.3
TOTAL  100.0%
INCOME TAX INFORMATION
At January 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,286,407,000. Net unrealized appreciation aggregated $282,764,000, of which $302,659,000 related to appreciated investment securities and $19,895,000 related to depreciated investment securities.
On December 31, 1991, the fund acquired substantially all of the assets of the Fidelity Corporate Trust: Adjustable Rate Preferred Portfolio in a tax-free exchange for the shares of Fidelity Utilities Fund; Fidelity Corporate Trust: Adjustable Rate Preferred Portfolio had a capital loss carryover, of which approximately $15,395,000 (subject to certain limitations) is available to offset future capital gains in Fidelity Utilities Fund, to the extent provided by regulations.
The fund hereby designates approximately $5,702,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) JANUARY 31, 1996

ASSETS

Investment in securities, at value (including repurchase                      $ 1,569,171
agreements of $58,141) (cost $1,278,549) -
See accompanying schedule

Receivable for investments sold                                                1,090

Receivable for fund shares sold                                                4,165

Dividends receivable                                                           6,608

Interest receivable                                                            910

 TOTAL ASSETS                                                                  1,581,944

LIABILITIES

Payable for investments purchased                                  $ 13,668

Payable for fund shares redeemed                                    10,103

Accrued management fee                                              533

Other payables and accrued expenses                                 1,248

Collateral on securities loaned, at value                           10,181

 TOTAL LIABILITIES                                                             35,733

NET ASSETS                                                                    $ 1,546,211

Net Assets consist of:

Paid in capital                                                               $ 1,241,145

Undistributed net investment income                                            3,753

Accumulated undistributed net realized gain (loss) on                          10,722
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                  290,591
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 94,250 shares outstanding                                     $ 1,546,211

NET ASSET VALUE, offering price and redemption price per                       $16.41
share ($1,546,211 (divided by) 94,250 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED JANUARY 31, 1996

INVESTMENT INCOME                                                     $ 48,013
Dividends

Interest (including income on securities loaned of $69)                10,850

 TOTAL INCOME                                                          58,863

EXPENSES

Management fee                                             $ 6,772
Basic fee

 Performance adjustment                                     (333)

Transfer agent fees                                         3,169

Accounting and security lending fees                        552

Non-interested trustees' compensation                       8

Custodian fees and expenses                                 159

Registration fees                                           124

Audit                                                       39

Legal                                                       8

Miscellaneous                                               18

 Total expenses before reductions                           10,516

 Expense reductions                                         (361)      10,155

NET INVESTMENT INCOME                                                  48,708

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      47,720

 Foreign currency transactions                              (368)      47,352

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      236,777

 Assets and liabilities in foreign currencies               (30)       236,747

NET GAIN (LOSS)                                                        284,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 332,807
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          JANUARY 31,    JANUARY 31,
                                                          1996           1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 48,708       $ 47,069
Net investment income

 Net realized gain (loss)                                  47,352         28,774

 Change in net unrealized appreciation (depreciation)      236,747        (168,504)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           332,807        (92,661)
 FROM OPERATIONS

Distributions to shareholders                              (47,222)       (45,266)
From net investment income

 From net realized gain                                    (25,123)       (56,109)

 In excess of net realized gain                            -              (10,257)

 TOTAL DISTRIBUTIONS                                       (72,345)       (111,632)

Share transactions                                         1,087,869      620,983
Net proceeds from sales of shares

 Reinvestment of distributions                             64,451         97,934

 Cost of shares redeemed                                   (1,037,753)    (799,857)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           114,567        (80,940)
 FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  375,029        (285,233)

NET ASSETS

 Beginning of period                                       1,171,182      1,456,415

 End of period (including undistributed net investment    $ 1,546,211    $ 1,171,182
income of $3,753 and $3,566, respectively)

OTHER INFORMATION
Shares

 Sold                                                      73,284         43,901

 Issued in reinvestment of distributions                   4,287          7,136

 Redeemed                                                  (70,298)       (56,033)

 Net increase (decrease)                                   7,273          (4,996)


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED JANUARY 31,

                                     1996                      1995      1994 B    1993      1992

SELECTED PER-SHARE DATA

Net asset value, beginning           $ 13.47                   $ 15.84   $ 13.94   $ 12.94   $ 11.74
of period

Income from Investment
Operations

 Net investment income                .54                       .55       .50       .61       .63

 Net realized and unrealized          3.22                      (1.58)    2.14      1.37      1.38
 gain (loss)

 Total from investment                3.76                      (1.03)    2.64      1.98      2.01
 operations

Less Distributions                    (.54)                     (.54)     (.52)     (.60)     (.63)
From net investment income

 From net realized gain               (.28)                     (.68)     (.22)     (.38)     (.18)

 In excess of net realized gain       -                         (.12)     -         -         -

 Total distributions                  (.82)                     (1.34)    (.74)     (.98)     (.81)

Net asset value, end of period       $ 16.41                   $ 13.47   $ 15.84   $ 13.94   $ 12.94

TOTAL RETURN A                        28.61%                    (6.38)    19.34%    15.92%    17.70%
                                                               %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period            $ 1,546                   $ 1,171   $ 1,456   $ 1,002   $ 647
(in millions)

Ratio of expenses to average          .80%                      .88%      .87%      .87%      .95%
net assets

Ratio of expenses to average net      .77%                      .87%      .86%      .87%      .95%
assets after expense reductions      C                         C         C

Ratio of net investment income to     3.69%                     3.87%     3.39%     4.57%     5.11%
average net assets

Portfolio turnover rate               98%                       98%       47%       73%       39%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Utilities Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts , disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,473,133,000 and $1,167,317,000, respectively, of which U.S. government and government agency obligations aggregated $240,176,000 and $302,528,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20%. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus) .15%) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .49% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $562,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $9,865,000 and $10,181,000, respectively.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $318,000 under this arrangement.
In addition, the fund has entered into certain arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custody and transfer agent fees were reduced by $2,000 and $41,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Devonshire Trust: Fidelity Utilities Fund, including the schedule of portfolio investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Devonshire Trust: Fidelity Utilities Fund as of January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended , in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
March 6, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Utilities Fund voted to pay on March 11, 1996, to shareholders of record at the opening of business on March 8, 1996, a distribution of $.11 derived from capital gains realized from sales of portfolio securities and a dividend of $.12 from net investment income. A total of 6.40% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 74% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders. The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, Enland
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Arthur S. Loring, Secretary
William J. Hayes, Vice President
John Muresianu, Vice President
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Robert H. Morrison, Manager,
Security Transactions
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Market Index Fund
Puritan Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY


(REGISTERED TRADEMARK)
REAL ESTATE INVESTMENT
PORTFOLIO
ANNUAL REPORT
JANUARY 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     15   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    19   Notes to the financial statements.

REPORT OF INDEPENDENT    23   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR
THE
GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1996    PAST 1   PAST 5    LIFE OF
                                  YEAR     YEARS     FUND

Real Estate Investment            18.10%   97.24%    126.86%

S&P 500(registered trademark)     38.66%   113.54%   247.10%

Real Estate Funds' Average        19.75%   74.14%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 17, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds' average, which reflects the performance of 24 real estate funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1996    PAST 1   PAST 5   LIFE OF
                                  YEAR     YEARS    FUND

Real Estate Investment            18.10%   14.55%   9.30%

S&P 500(registered trademark)     38.66%   16.38%   14.46%

Real Estate Funds' Average        19.75%   11.69%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
                Real EstateStandard
       11/17/86   10000.00 10000.00
       11/30/86   10040.00 10206.19
       12/31/86    9940.00  9945.93
       01/31/87   10380.00 11285.65
       02/28/87   10550.00 11731.43
       03/31/87   10750.17 12070.47
       04/30/87   10398.20 11963.05
       05/31/87   10207.13 12067.12
       06/30/87   10549.92 12676.51
       07/31/87   10509.11 13319.21
       08/31/87   10305.05 13816.02
       09/30/87   10057.55 13513.45
       10/31/87    8700.66 10602.65
       11/30/87    8938.89  9728.99
       12/31/87    9176.83 10469.37
       01/31/88    9773.01 10910.13
       02/29/88   10092.39 11418.54
       03/31/88   10005.85 11065.71
       04/30/88   10016.67 11188.54
       05/31/88    9778.69 11285.88
       06/30/88   10105.17 11803.90
       07/31/88   10149.15 11759.05
       08/31/88   10050.19 11359.24
       09/30/88   10204.86 11843.14
       10/31/88   10115.44 12172.38
       11/30/88    9970.14 11998.32
       12/31/88   10127.86 12208.29
       01/31/89   10230.04 13101.93
       02/28/89   10264.10 12775.70
       03/31/89   10343.05 13073.37
       04/30/89   10619.79 13751.88
       05/31/89   10815.81 14308.83
       06/30/89   11186.67 14227.27
       07/31/89   11748.35 15511.99
       08/31/89   11912.17 15816.03
       09/30/89   11771.59 15751.18
       10/31/89   11332.53 15385.75
       11/30/89   11474.92 15699.62
       12/31/89   11522.84 16076.41
       01/31/90   11270.51 14997.69
       02/28/90   11198.42 15191.16
       03/31/90   11258.50 15593.72
       04/30/90   11112.44 15203.88
       05/31/90   11063.76 16686.26
       06/30/90   11234.64 16572.79
       07/31/90   11308.63 16519.76
       08/31/90   10507.04 15026.37
       09/30/90    9982.02 14294.59
       10/31/90    9694.32 14233.12
       11/30/90   10307.25 15152.58
       12/31/90   10520.81 15575.34
       01/31/91   11501.57 16254.42
       02/28/91   11858.20 17416.61
       03/31/91   12642.52 17838.09
       04/30/91   12990.83 17880.91
       05/31/91   13300.45 18653.36
       06/30/91   12872.41 17799.04
       07/31/91   13146.57 18628.47
       08/31/91   13211.84 19069.97
       09/30/91   13595.15 18751.50
       10/31/91   13370.55 19002.77
       11/30/91   13238.43 18236.96
       12/31/91   14643.73 20323.26
       01/31/92   15527.17 19945.25
       02/29/92   15192.53 20204.54
       03/31/92   15099.41 19810.55
       04/30/92   14882.93 20392.98
       05/31/92   15329.42 20492.91
       06/30/92   15153.05 20187.56
       07/31/92   15820.76 21013.23
       08/31/92   15861.64 20582.46
       09/30/92   16299.66 20825.34
       10/31/92   16478.03 20898.23
       11/30/92   16779.87 21610.85
       12/31/92   17500.60 21876.67
       01/31/93   18361.74 22060.43
       02/28/93   18806.20 22360.45
       03/31/93   20160.56 22832.26
       04/30/93   19251.16 22279.72
       05/31/93   19013.32 22876.82
       06/30/93   19508.26 22943.16
       07/31/93   19635.30 22851.39
       08/31/93   19945.85 23717.45
       09/30/93   20866.93 23534.83
       10/31/93   20525.32 24022.00
       11/30/93   19329.67 23793.79
       12/31/93   19690.21 24081.70
       01/31/94   19849.82 24900.47
       02/28/94   20822.00 24225.67
       03/31/94   20077.29 23169.43
       04/30/94   20355.33 23466.00
       05/31/94   20794.34 23850.84
       06/30/94   20173.01 23266.50
       07/31/94   20128.70 24029.64
       08/31/94   20040.10 25014.85
       09/30/94   19801.81 24401.99
       10/31/94   19011.52 24951.03
       11/30/94   18340.53 24042.32
       12/31/94   20091.55 24398.86
       01/31/95   19208.74 25031.53
       02/28/95   19513.16 26007.01
       03/31/95   19590.41 26774.47
       04/30/95   19282.15 27562.98
       05/31/95   19991.16 28664.67
       06/30/95   20408.84 29330.55
       07/31/95   20767.71 30303.15
       08/31/95   21189.00 30379.22
       09/30/95   21565.68 31661.22
       10/31/95   20965.76 31548.19
       11/30/95   21076.27 32933.15
       12/31/95   22284.69 33567.45
       01/31/96   22686.07 34710.08

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Real Estate Investment Portfolio on November 17, 1986, when the fund started. As the chart shows, by January 31, 1996, the value of your investment would have grown to $22,686 - a 126.86% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $34,710 - a 247.10% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended January
31, 1996. The Standard & Poor's
Composite Index of 500 Stocks
finished the period with a total
return of 38.66% (including
reinvested dividends) - well above
its historical annual average of
roughly 12%. With inflation posing
little threat, interest rates fell
during the first half of 1995. The
Federal Reserve Board cut the fed
funds rate - the rate banks
charge each other for overnight
loans - three times, in July and
December 1995, and January
1996. Big-name blue-chip stocks
led the rally, as investors sought
companies with steady earnings
growth in an economy showing
signs of weakness. Technology
companies posted strong
earnings growth and stock price
gains, although they faltered over
the last four months of the period.
Lower interest rates and continued
merger and acquisition activity
helped financial stocks perform
well. In November 1995, the Dow
Jones Industrial Average closed
above 5000 for the first time.
Foreign markets lagged the U.S.
The Morgan Stanley Emerging
Markets Free Index rebounded
from Mexico's December 1994
peso devaluation, rising 13.62%
for the 12 months ended January
31, 1996. The Morgan Stanley
EAFE (Europe, Australasia, Far
East) Index was up 16.13% for the
12 months. European markets
fared well, while the Japanese
market recently has shown signs
of recovery.
An interview with Barry Greenfield, Portfolio Manager of Fidelity Real Estate Investment Portfolio
Q. BARRY, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended January 31, 1996, the fund had a total return of 18.10%. During the same period, the real estate funds average tracked by Lipper Analytical Services returned 19.75%. It's important to point out that the Lipper category includes some funds that have very small asset bases. This can skew relative results one way or another, depending on market conditions.
Q. WHAT CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE?
A. The fund's investments in hotel, industrial building and office building real estate investment trusts (REITs) were positive contributors to the fund's performance. On the negative side, investments in retail store REITs detracted from performance.
Q. HOW HAVE YOU STRUCTURED THE FUND OVER THE PAST SIX MONTHS?
A. I've been working for some time now to reduce the fund's investments in retail store REITs, including shopping centers, malls and factory outlets. The retailing environment has been terrible for some time now, with the sector plagued by problems with overcapacity - too many stores for too few customers. Some investors have continued to have large stakes in retailing, figuring that the situation is temporary and that customers will come back, helping increase the amount of space that is rented. I believe the problems will be around for a while, and probably will seek to reduce my retailing investments even further. On the positive side, hotel and industrial building REITs - including storage facilities - have performed well, and I've used the assets from my retailing REIT sales to increase investments in those areas.
Q. LET'S TAKE A LOOK AT HOTELS. WHAT HAS HELPED THAT SECTOR DO WELL?
A. My investing style has been to go with the companies with the best growth prospects, and the sector with the highest growth in earnings has been hotel REITs. The reason behind the sector's strength is that virtually no hotels have been built since 1991. While supply has remained stagnant, demand has risen more than in any other class of real estate. That environment has helped hotels raise room rates. As a result, I've increased the hotel REITs position to 9.1% by the end of the period. Positive contributors for the fund from this sector included Starwood Lodging and Felcor Suite Hotels.
Q. WHAT ABOUT STORAGE FACILITIES AND INDUSTRIAL BUILDINGS?
A. Storage facilities and industrial buildings comprise the other two areas that interest me. First of all, storage facility REITs - including the fund's investments in Public Storage, Storage Trust Realty and Storage USA
- have benefited from increases in both their occupancy and their rates. In addition, these companies have grown assets through spread investing - buying an existing property that will give them a higher return than the cost of buying it. In terms of industrial buildings, I've focused on those REITs with properties in the suburbs. American industry, in seeking to increase efficiency in its trucking and delivery methods, has gone to what is called a hub and spoke structure, with one central location sending out product to satellite offices. As the economy has expanded over the past few years, the demand for this kind of office park space has improved. In general, businesses are locked into step-up leases that have built-in rent increases. This aspect makes these businesses somewhat recession-proof, because rents go up regardless of the business climate. CenterPoint in Chicago and Weeks in Atlanta - where the 1996 Olympics have stimulated economic activity - were two investments that benefited from strong growth in those two regions, and whose performance helped the fund.
Q. ARE YOU CONCERNED THAT THE RECENT ECONOMIC SLOWDOWN WILL HURT THE REIT INDUSTRY IN THE NEXT SIX MONTHS?
A. No, because the real estate cycle generally runs independently from the economic cycle, and tends to last about nine years. Even if there is a recession, many REITs - especially in the office and industrial building sector - have renters locked into five- or 10-year leases with step-ups. A recession might slow growth, but not in the same way as you would see in a true cyclical stock such as General Motors. Hotels would be one area that ordinarily might be affected by a recession, but there the supply/demand dynamic should help maintain a favorable backdrop. What hurts real estate is overbuilding, more than the economy. With too much space, rents can't be raised. New building hasn't taken place three years into this real estate recovery, other than some apartment building construction in the Southwest and warehouses that will be used for the Olympics in Atlanta. The backdrop for real estate investing should continue to be good. Demand could soften, but not enough to severely undercut earnings, because supply is still limited.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek a high total
return through a combination
of current income and capital
appreciation
START DATE: November 27,
1987
SIZE: as of January 31,
1996, more than $1.5 billion
MANAGER: John Muresianu,
since 1992; manager,
Fidelity Select Utilities Growth
Portfolio, since 1992;
analyst, natural gas
pipelines, life insurance,
service companies,
Canadian stocks, foreign
currencies, 1989-1992;
pension fund manager,
1987-1989; joined Fidelity in
1986
(checkmark)
JOHN MURESIANU ON THE
TELECOMMUNICATIONS BILL:
"I believe the
telecommunications
legislation that passed shortly
after the end of the period is
the biggest event in the
evolution of the
telecommunications industry
since the break-up of AT&T in
1984. It could change the face
of the industry. It will increase
competition in every phase of
the business, such as local,
long-distance, cellular,
internet access and cable. It
is likely that we'll end up with a
number of national full-service
providers of bundled
telecommunications services.
The consumer should be able
to choose from different
providers for one-stop
shopping for all
telecommunications needs.
While it will be phased in
gradually, the new law
essentially should create
open competition in all
telecommunications
businesses."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JANUARY 31, 1996
                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     IN THESE STOCKS
                                                     6 MONTHS AGO

Duke Realty Investors, Inc.            5.2           4.9

Developers Diversified Realty          2.9           5.4
Corp.

Equity Residential Properties Trust    2.7           4.6
(SBI)

Post Properties, Inc.                  2.7           2.5

Felcor Suite Hotels, Inc.              2.5           1.9

Storage USA, Inc.                      2.4           2.7

Weeks Corp.                            2.4           2.2

Highwoods Properties, Inc.             2.4           2.5

Shurgard Storage Centers, Inc.         2.2           0.9

Starwood Lodging Trust
combined                               2.2           1.5
certificate (SBI)

TOP FIVE REIT SECTORS AS OF JANUARY 31, 1996
                       % OF FUND'S   % OF FUND'S
                       INVESTMENTS   INVESTMENTS
                                     IN THESE SECTORS
                                     6 MONTHS AGO

Industrial Buildings   22.0          21.9

Apartments             16.4          17.0

Office Buildings       11.8          5.8

Shopping Centers       9.2           18.2

Hotels                 9.1           5.4

ASSET ALLOCATION
AS OF JANUARY 31, 1996 AS OF JULY 31, 1995
Row: 1, Col: 1, Value: 9.9
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 40.0
Row: 1, Col: 4, Value: 48.1
Row: 1, Col: 1, Value: 6.5
Row: 1, Col: 2, Value: 2.4
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 4, Value: 41.1
Stocks 89.8%
Convertibles 0.3%
Short-term
investments 9.9%
Stocks 91.1%
Convertibles 2.4%
Short-term
investments 6.5%
INVESTMENTS JANUARY 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.8%
 SHARES VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS (REITS) - 88.0%
REITS - APARTMENTS - 16.4%
Apartment Investment & Management Co. Class A 119,400 $ 2,492,475 Associated Estates Realty Corp. 119,100 2,575,538
Avalon Properties, Inc.   492,600  10,960,350
BRE Properties, Inc. Class A  46,700  1,733,738
Bay Apartment Communities, Inc.   263,020  6,279,603
Berkshire Realty, Inc.   210,000  2,152,500
Colonial Properties Trust (SBI)  526,600  12,967,525
Equity Residential Properties Trust (SBI)  646,600  19,882,950
Evans Withycombe Residential, Inc.   460,800  10,080,000
Gables Residential Trust (SBI)  73,000  1,688,125
Home Properties of NY, Inc.   234,300  4,275,975
Irvine Apartment Communities, Inc.   208,400  4,194,050
Oasis Residential, Inc.  50,000  1,187,500
Pacific Gulf Properties, Inc.   85,000  1,540,625
Post Properties, Inc.   638,100  19,860,863
Prime Multifamily, Inc.   100,000  1,962,500
Property Capital Trust  25,000  217,188
Security Capital Pacific Trust (SBI)  411,000  8,065,875
Summit Property Trust   236,500  4,641,313
Walden Residential Properties, Inc.   103,400  2,171,400
Wellsford Residential Property Trust  166,400  3,848,000
  122,778,093
REITS - FACTORY OUTLETS - 2.2%
Chelsea GCA Realty, Inc.   362,900  10,524,100
HGI Realty, Inc.   121,684  2,661,838
Tanger Factory Outlet Centers, Inc.   130,700  3,234,825
  16,420,763
REITS - HEALTH CARE FACILITIES - 3.8%
American Health Properties, Inc.   280,000  6,650,000
Health Care Property Investors, Inc.   70,000  2,485,000
Healthcare Realty Trust, Inc.   30,000  652,500
Health & Rehabilitation Properties Trust  50,000  842,700
LTC Properties, Inc.   555,300  9,093,038
Meditrust (SBI)  124,400  4,338,450
Omega Healthcare Investors, Inc.   168,300  4,775,513
  28,837,201
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS (REITS) - CONTINUED
REITS - HOTELS - 9.1%
Equity Inns, Inc.   300,000 $ 3,825,000
Felcor Suite Hotels, Inc.  622,370  18,593,304
Hospitality Properties Trust (SBI)  15,200  399,000
Innkeepers USA Trust (b)  791,500  7,420,313
Jameson Co.   30,000  288,750
Patriot American Hospitality, Inc.   395,900  10,887,250
RFS Hotel Investors, Inc.   384,800  6,830,200
Starwood Lodging Trust combined certificate (SBI)   503,089  16,161,734
Sunstone Hotel Investors, Inc.  54,800  595,950
Winston Hotels, Inc.   274,300  3,480,181
  68,481,682
REITS - INDUSTRIAL BUILDINGS - 22.0%
Bedford Property Investors, Inc. (b)  310,200  2,365,275
CenterPoint Properties Corp.   593,500  14,095,625
Duke Realty Investors, Inc. (b)  1,211,809  38,929,356
East Group Properties (SBI)  140,200  3,031,825
First Industrial Realty Trust, Inc.   232,700  5,352,100
Liberty Property Trust (SBI)   417,700  9,241,613
Public Storage, Inc.   462,100  9,415,288
Security Capital Industrial Trust, Inc.   475,430  8,498,311
Shurgard Storage Centers, Inc.   616,300  16,640,100
Sovran Self Storage, Inc.   106,000  2,756,000
Speiker Properties, Inc.   400,000  10,050,000
Storage USA, Inc.   578,000  18,207,000
Storage Trust Realty (SBI)  342,600  8,136,750
Weeks Corp. (b)  683,100  17,931,375
  164,650,618
REITS - LEISURE - 2.7%
Franchise Finance Corp. of America  682,200  15,434,775
National Golf Properties, Inc.   206,700  4,831,613
  20,266,388
REITS - MALLS - 2.5%
CBL & Associates Properties, Inc.   425,000  8,712,500
Copley Properties, Inc.   13,300  184,538
Macerich Co.   279,800  5,491,075
Taubman Centers, Inc.   99,000  940,500
Urban Shopping Centers, Inc.   150,200  3,191,750
  18,520,363
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS (REITS) - CONTINUED
REITS - MOBILE HOME PARKS - 3.5%
Chateau Properties, Inc.  198,100 $ 4,556,300
Manufactured Home Communities, Inc.   140,500  2,564,125
ROC Communities, Inc.   200,100  4,927,463
Sun Communities, Inc. (b)  515,000  14,162,500
   26,210,388
REITS - MORTGAGE - 4.8%
CWM Mortgage Holdings, Inc.   210,000  3,622,500
Capstead Mortgage Corp.   414,206  10,303,374
Realty Income Corp.   476,800  11,026,000
Redwood Trust, Inc.   273,340  5,669,510
Thornburg Mortgage Asset Corp.   334,800  5,398,650
  36,020,034
REITS - OFFICE BUILDINGS - 11.8%
Beacon Properties Corp.   500,000  12,437,500
Cali Realty Corp.   392,900  8,496,463
Carr Realty Corp.   97,700  2,369,225
Commercial Net Lease Realty, Inc.   150,000  1,931,250
Cousins Properties, Inc.   300,000  6,037,500
Crescent Real Estate Equities, Inc.   229,800  7,813,200
Crocker Realty Trust, Inc.   168,300  1,472,625
Highwoods Properties, Inc.   583,400  17,793,700
JDN Realty Corp.   194,600  4,475,800
Koger Equity, Inc. (a)   167,900  2,014,800
MGI Properties, Inc.   209,000  3,553,000
Reckson Associates Realty Corp.   275,000  8,421,875
Trinet Corporate Realty Trust, Inc.   411,600  11,936,400
  88,753,338
REITS - SHOPPING CENTERS - 9.2%
Bradley Real Estate Trust (SBI)  180,150  2,657,213
Developers Diversified Realty Corp.   753,700  21,668,875
Excel Realty Trust, Inc.   484,600  10,116,025
Haagen Alexander Properties, Inc.   306,500  3,601,375
JP Realty, Inc.   160,700  3,214,000
Kimco Realty Corp.   449,400  11,684,400
Lexington Corporate Properties, Inc.   140,000  1,680,000
Malan Realty Investors, Inc. (b)  218,258  2,591,814
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS (REITS) - CONTINUED
REITS - SHOPPING CENTERS - CONTINUED
Regency Realty Group   250,400 $ 4,162,900
Weingarten Realty Investors (SBI)  200,000  7,700,000
  69,076,602
TOTAL REAL ESTATE INVESTMENT TRUSTS    660,015,470
CONSTRUCTION & REAL ESTATE - 0.7%
GENERAL BUILDING - 0.3%
DR Horton, Inc.   210,000  2,388,750
OPERATIVE BUILDERS - 0.1%
Engle Homes, Inc.   62,000  604,500
REAL ESTATE DEALERS - 0.3%
Patten Corp.   453,300  2,096,513
TOTAL CONSTRUCTION & Real estate   5,089,763
CREDIT & OTHER FINANCE - 0.1%
FINANCE LESSORS - 0.1%
Allied Capital Commercial Corp.   30,000  577,500
LODGING & GAMING - 1.0%
HOTELS, MOTELS, & TOURIST COURTS - 1.0%
Host Marriott Corp.   100,000  1,150,000
Prime Hospitality Corp. (a)   270,000  2,700,000
Resort Hotels PLC (a)  200,000  3
Red Lion Inns LP  144,400  3,429,500
  7,279,503
TOTAL COMMON STOCKS
(Cost $605,473,664)   672,962,236
CONVERTIBLE BONDS - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.3%
REITS - HEALTH CARE FACILITIES - 0.3%
Omega Healthcare Investors, Inc.
8 1/2%, 2/1/01 (Cost $2,500,000)  B1 $ 2,500,000 $ 2,550,000
REPURCHASE AGREEMENTS - 9.9%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88% dated
1/31/96 due 2/1/96  $ 73,914,071  73,902,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $681,875,664)  $ 749,414,236
LEGEND
1. Non-income producing
2. Affiliated company (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At January 31, 1996, the aggregate cost of investment securities for income tax purposes was $683,377,522. Net unrealized appreciation aggregated $66,036,714, of which $69,819,975 related to appreciated investment securities and $3,783,261 related to depreciated investment securities.
At January 31, 1996, the fund had a capital loss carryforward of approximately $18,614,000 of which $9,421,000 and $9,193,000 will expire on January 31, 2003, and 2004, respectively.
The fund has elected to defer to its fiscal year ending January 31, 1997 approximately $601,000 of losses recognized during the period November 1, 1995 to January 31, 1996.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS JANUARY 31, 1996

ASSETS

Investment in securities, at value (including repurchase                   $ 749,414,236
agreements of $73,902,000) (cost $681,875,664) -
See accompanying schedule

Cash                                                                        156

Receivable for investments sold                                             11,466,485

Receivable for fund shares sold                                             2,476,813

Dividends receivable                                                        1,599,235

Interest receivable                                                         3,711

Other receivables                                                           70,505

 TOTAL ASSETS                                                               765,031,141

LIABILITIES

Payable for investments purchased                           $ 24,896,179

Payable for fund shares redeemed                             8,177,037

Accrued management fee                                       356,375

Other payables and accrued expenses                          294,430

 TOTAL LIABILITIES                                                          33,724,021

NET ASSETS                                                                 $ 731,307,120

Net Assets consist of:

Paid in capital                                                            $ 680,438,668

Undistributed net investment income                                         3,933,217

Accumulated undistributed net realized gain (loss) on                       (20,603,506)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                               67,538,741
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 51,743,828 shares outstanding                              $ 731,307,120

NET ASSET VALUE, offering price and redemption price per                    $14.13
share ($731,307,120 (divided by) 51,743,828 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED JANUARY 31, 1996

INVESTMENT INCOME                                                            $ 37,919,797
Dividends (including $4,975,857 received from
affiliated issuers)

Interest                                                                      2,589,487

 TOTAL INCOME                                                                 40,509,284

EXPENSES

Management fee                                               $ 3,427,683

Transfer agent fees                                           1,504,866

Accounting fees and expenses                                  318,133

Non-interested trustees' compensation                         3,623

Custodian fees and expenses                                   23,472

Registration fees                                             192,313

Audit                                                         31,831

Legal                                                         3,335

Interest                                                      9,410

Miscellaneous                                                 9,707

 Total expenses before reductions                             5,524,373

 Expense reductions                                           (183,266)       5,341,107

NET INVESTMENT INCOME                                                         35,168,177

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of            (12,677,602)
$1,826,522 on sales of investments in affiliated issuers)

 Foreign currency transactions                                (36)            (12,677,638)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                        73,886,557

 Assets and liabilities in foreign currencies                 4               73,886,561

NET GAIN (LOSS)                                                               61,208,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $ 96,377,100
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            JANUARY 31,      JANUARY 31,
                                                            1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 35,168,177     $ 28,442,526
Net investment income

 Net realized gain (loss)                                    (12,677,638)     (15,433,711)

 Change in net unrealized appreciation (depreciation)        73,886,561       (32,916,815)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             96,377,100       (19,908,000)
FROM OPERATIONS

Distributions to shareholders from net investment income     (29,753,038)     (22,873,604)

Share transactions                                           901,490,727      755,295,760
Net proceeds from sales of shares

 Reinvestment of distributions                               27,134,770       20,522,128

 Cost of shares redeemed                                     (754,025,719)    (673,557,549)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             174,599,778      102,260,339
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    241,223,840      59,478,735

NET ASSETS

 Beginning of period                                         490,083,280      430,604,545

 End of period (including undistributed net investment      $ 731,307,120    $ 490,083,280
income of $3,933,217 and $2,696,687, respectively)

OTHER INFORMATION
Shares

 Sold                                                        67,716,036       55,658,988

 Issued in reinvestment of distributions                     2,049,838        1,561,556

 Redeemed                                                    (56,842,271)     (49,888,097)

 Net increase (decrease)                                     12,923,603       7,332,447


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED JANUARY 31,

                                  1996                      1995      1994 C    1993      1992

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 12.62                   $ 13.68   $ 13.22   $ 11.60   $ 9.03
of period

Income from Investment
Operations

 Net investment income             .72                       .67       .54       .68 B     .43

 Net realized and unrealized       1.50                      (1.10)    .52       1.37      2.63
 gain (loss)

 Total from investment             2.22                      (.43)     1.06      2.05      3.06
 operations

Less Distributions                 (.71)                     (.63)     (.60)     (.43)     (.49)
From net investment income

Net asset value, end of period    $ 14.13                   $ 12.62   $ 13.68   $ 13.22   $ 11.60

TOTAL RETURN A                     18.10%                    (3.23)    8.10%     18.26%    35.00%
                                                            %

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 731                     $ 490     $ 431     $ 247     $ 76
(in millions)

Ratio of expenses to average       .99%                      1.06%     1.17%     1.16%     1.24%
net assets

Ratio of expenses to average       .95%                      1.03%     1.13%     1.16%     1.24%
net assets after expense          D                         D         D
reductions

Ratio of net investment income     6.28%                     5.67%     4.34%     5.81%     5.84%
to average net assets

Portfolio turnover rate            85%                       75%       110%      82%       84%


D THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate Investment Portfolio is a fund of Fidelity Devonshire Trust and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for partnerships, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Effective for shares purchased on or after January 17, 1996, shares held in the fund less than 90 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. A portion of the fee is accounted for as a reduction of transfer agent expenses. This portion of the redemption fee is used to offset the transaction costs and other expenses that short-term trading imposes on the fund and its shareholders. The remainder of the redemption fee is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $593,549,552 and $448,746,985, respectively, of which U.S. government and government agency obligations aggregated $8,929,671 and $8,893,343, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $652,967 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $10,101,000 and $4,793,545, respectively. The weighted average interest rate was 6.4%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $165,608 under this arrangement.
In addition, the fund has entered into certain arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custody and transfer agent fees were reduced by $2,193 and $15,465, respectively under these arrangements.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Bedford Property Investors, Inc.  $ 82,925 $ 969,009 $ 111,151 $ 2,365,275
Bradley Real Estate Trust (SBI)    889,912  3,041,261  691,119  -
Crocker Realty Trust, Inc.   720,746  59,025  5,699  -
Developers Diversified Realty Corp.   2,883,593  8,471,569  1,653,156  -
Duke Realty Investors, Inc.   27,383  -  -  38,929,356
Inkeepers USA Trust   1,070,000  -  148,243  7,420,313
Malan Realty Investors, Inc.   449,826  274,937  286,910  2,591,814
Sun Communities, Inc.   395,750  -  222,500  14,162,500
Tanger Factory Outlet Centers, Inc.    2,132,038  4,614,741  379,600  -
Trinet Corporate Realty Trust, Inc.   833,860  1,173,303  685,274  -
Weeks Corp.   6,324,274  675,945  792,205  17,931,375
TOTALS  $ 15,810,307 $ 19,279,790 $ 4,975,857 $83,400,633
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Real Estate Investment Portfolio:
We have audited the accompanying statement of assets and liabilities of Fidelity Devonshire Trust: Fidelity Real Estate Investment Portfolio, including the schedule of portfolio investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Devonshire Trust: Fidelity Real Estate Investment Portfolio as of January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
March 6, 1996
INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc. London, England
Fidelity Management & Research
 (Far East) Inc. Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Barry Greenfield, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Market Index Fund
Puritan Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118

 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

SPARTAN(REGISTERED TRADEMARK)


(REGISTERED TRADEMARK)
LONG-TERM GOVERNMENT BOND
FUND
ANNUAL REPORT
JANUARY 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     12   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    16   Notes to the financial statements.

REPORT OF INDEPENDENT    19   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            20


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1996                    PAST 1   PAST 5   LIFE OF
                                                  YEAR     YEARS    FUND

Spartan Long-Term Government Bond                 26.99%   67.20%   86.27%

Lehman Brothers Long-Term Government Bond         27.56%   79.75%   n/a
Index

Salomon Brothers Treasury/Agency 10+ Year Index   27.41%   79.86%   n/a

General U.S. Government Bond Funds Average        15.81%   48.44%   n/a

Consumer Price Index                              2.86%    14.86%   16.50%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on September 28, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Lehman Brothers Long-Term Government Bond Index or the Salomon Brothers Treasury/Agency 10+ Year Index - both broad measures of the performance of long-term government bonds. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government bond funds average, which reflects the performance of 168 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any. Comparing the fund's performance to the Consumer Price Index (CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1996                    PAST 1   PAST 5   LIFE OF
                                                  YEAR     YEAR     FUND

Spartan Long-Term Government Bond                 26.99%   10.83%   12.33%

Lehman Brothers Long-Term Government Bond         27.56%   12.44%   n/a
Index

Salomon Brothers Treasury/Agency 10+ Year Index   27.41%   12.46%   n/a

General U.S. Government Bond Funds Average        15.81%   8.19%    n/a

Consumer Price Index                              2.86%    2.81%    2.91%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Spartan Long-TermSalomon Brothers T
     09/30/90         10000.00          10000.00
     10/31/90         10380.00          10238.84
     11/30/90         10820.00          10653.98
     12/31/90         11019.82          10871.77
     01/31/91         11140.91          11002.01
     02/28/91         11161.10          11030.08
     03/31/91         11182.92          11072.47
     04/30/91         11367.26          11233.53
     05/31/91         11377.50          11219.80
     06/30/91         11297.11          11152.09
     07/31/91         11484.53          11329.00
     08/31/91         11901.01          11707.24
     09/30/91         12162.30          12087.91
     10/31/91         12151.72          12090.04
     11/30/91         12299.79          12161.42
     12/31/91         12934.78          12897.76
     01/31/92         12587.54          12500.92
     02/29/92         12674.35          12576.26
     03/31/92         12576.86          12438.08
     04/30/92         12631.97          12444.49
     05/31/92         12940.61          12773.00
     06/30/92         13117.73          12958.76
     07/31/92         13543.77          13488.29
     08/31/92         13577.41          13597.49
     09/30/92         13745.03          13790.57
     10/31/92         13505.68          13507.20
     11/30/92         13653.85          13570.95
     12/31/92         13976.82          13936.37
     01/31/93         14343.38          14364.02
     02/28/93         14780.90          14848.71
     03/31/93         14944.93          14855.42
     04/30/93         15017.02          14987.80
     05/31/93         15065.07          15029.28
     06/30/93         15588.43          15671.06
     07/31/93         15893.60          15931.25
     08/31/93         16394.09          16574.24
     09/30/93         16563.72          16645.92
     10/31/93         16737.16          16734.69
     11/30/93         16192.06          16299.11
     12/31/93         16304.32          16373.54
     01/31/94         16751.37          16761.22
     02/28/94         15725.78          16092.61
     03/31/94         14897.33          15368.78
     04/30/94         14586.69          15190.64
     05/31/94         14262.54          15094.86
     06/30/94         14166.33          14958.82
     07/31/94         14616.27          15433.75
     08/31/94         14493.56          15320.58
     09/30/94         14029.85          14845.96
     10/31/94         13974.78          14777.03
     11/30/94         14057.38          14861.82
     12/31/94         14305.54          15112.55
     01/31/95         14667.70          15531.05
     02/28/95         15057.73          15962.97
     03/31/95         15159.52          16081.63
     04/30/95         15428.71          16362.55
     05/31/95         16632.97          17659.83
     06/30/95         16846.58          17853.83
     07/31/95         16573.24          17573.82
     08/31/95         16918.51          17953.88
     09/30/95         17235.24          18262.26
     10/31/95         17731.84          18788.13
     11/30/95         18155.42          19287.46
     12/31/95         18658.01          19786.18
     01/31/96         18628.37          19788.62

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Spartan Long-Term Government Bond Fund on September 30, 1990, shortly after the fund started. As the chart shows, by January 31, 1996, the value of your investment, with dividends reinvested would have grown to $18,628 - an 86.28% increase on your initial investment. This assumes you still owned the fund on January 31, 1996 and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Salomon Brothers Treasury/Agency 10+ Year Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $19,789 - a 97.89% increase. Henceforth, the fund will compare its performance to the Salomon Brothers Treasury/Agency 10+ Year Index rather than the Lehman Brothers Long-Term Government Bond Index. Although the difference in performance between the two indices is small, the Salomon Brothers Index includes fewer securities and is more straightforward to monitor on a daily basis. For comparison purposes, both indices are shown on page 4.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED JANUARY 31,

      1996   1995   1994   1993   1992

Dividend return                7.63%    4.13%      7.14%    7.69%    7.15%

Capital appreciation  return   19.36%    -16.58%    9.63%    6.24%    5.82%

Total return                   26.99%   -12.45%    16.77%   13.93%   12.97%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED JANUARY 31, 1996    PAST    PAST 6         PAST 1
                                  MONTH   MONTHS         YEAR

Dividends per share               -       36.00(cents)   72.00(cents)

Annualized dividend rate          -       5.92%          6.19%

30-day annualized yield           5.51%   -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.07 over the past six months and $11.63 over the past year, you can compare the fund's income over these two periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The U.S. bond markets posted
strong returns for the 12 months
ended January 31, 1996. For the
period, the Lehman Brothers
Aggregate Bond Index - a
broad measure of U.S. taxable
bonds - posted a total return of
16.95%. A strong rally starting in
November 1994 that continued into
1995 helped bonds recover from
the effects of 1994's sharply rising
interest rate environment.
Indications of a slowing economy
and a relative absence of inflation
pressures encouraged bond
investors, helping to push interest
rates lower. Monetary policy also
played a role in the bond market's
performance, as the Federal
Reserve Board lowered the fed
funds rate - the rate banks charge
each other for overnight loans -
three times over the period, from
6% to 5.25%. This policy reversal
followed a string of seven
successive interest rate increases
in 1994 and early 1995.
Mortgage-backed securities also
benefited from this environment, as
illustrated by the performance of the
Salomon Brothers Mortgage Index,
which returned 15.09% during the
period. Markets outside of the U.S.
had mixed returns. Emerging
markets rocketed upward from the
lows initiated by Mexico's peso
devaluation in December 1994. The
J.P. Morgan Emerging Markets
Bond Index returned 41.03% during
the 12-month period. Declining
interest rates and a global
economic slowdown helped the
Salomon Brothers World
Government Bond Index - which
includes U.S. issues - to post a
15.15% return.
An interview with Robert Ives, Portfolio Manager of Spartan Long-Term Government Bond Fund
Q. HOW DID THE FUND PERFORM, BOB?
A. For the 12-month period ended January 31, 1996, the fund had a total return of 26.99% compared to the 15.81% return of the general U.S. government bond funds' average, as tracked by Lipper Analytical Services. Additionally, the fund's benchmark - Salomon Brothers Treasury/Agency 10+ Year Index - gained 27.41% for the period.
Q. IT HAS CERTAINLY BEEN A GREAT YEAR FOR FIXED-INCOME INVESTORS. IN YOUR OPINION, WHAT FACTORS INFLUENCED THE BOND MARKET THE MOST?
A. Interest rates - and therefore bonds - responded favorably to signs that strong economic growth and inflation would not be a threat. The lack of strength in the economy was confirmed by the Federal Reserve Board's easing of short-term interest rates in July and December 1995 and in January 1996. In the fourth quarter of 1995, the market was enthusiastic about the possibility of a balanced budget agreement in Washington. Investors viewed this as being positive for bonds because it would most likely lead to less government spending and a slower economy. By January, however, investors' enthusiasm began to wane as no imminent conclusion to the budget stalemate appeared likely. This development caused the yield on the bellwether 30-year Treasury bond to rise and its price to fall slightly in January.
Q. LOOKING BACK ON THE YEAR, THE FUND HAD SUPERIOR PERFORMANCE RELATIVE TO ITS PEERS AS TRACKED BY LIPPER ANALYTICAL SERVICES. WHAT RISKS SHOULD SHAREHOLDERS BE AWARE OF? WAS THIS A TYPICAL RETURN FOR A BOND FUND?
A. If one looks at the top performing bond funds in 1995, most of these funds invest in securities with long durations - or an increased price-sensitivity to interest rates. In other words, this fund and other similar funds did exactly what they should do - outperform in a bond rally. Investors should realize, though, that while longer-duration funds will beat many other bond funds when interest rates are falling, their performance will be hurt more than other funds should interest rates reverse course.
Q. WHY DOES THE FUND HAVE SO FEW ISSUES IN ITS PORTFOLIO?
A. While other types of bond funds have benchmark indices with 1,000 or more types of bonds, this fund's index has only about 100 securities which are divided between those of long-term federal agencies and U.S. Treasuries. During the period, most long-term agencies were not - in my opinion - priced attractively enough to warrant a place in the portfolio. That left me with a universe of about 40 Treasury bonds. Of those bonds, the fund owned those securities which I considered to be attractively priced.
Q. SHOULD ONE ASSUME THAT THE FUND'S PERFORMANCE WILL BE EXACTLY LIKE THE 30-YEAR TREASURY BOND?
A. No. The fund's performance will be similar to the 30-year bond but it will never be identical. (In fact, the fund is managed against an index which contains bonds with maturities between 10 and 30 years.) For example, during the period, the fund did not own bonds with maturities farther than the year 2025. This was because I thought that longer bonds offered no additional value.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. No. All of the securities that the fund owned performed well during the year. As stated above, however, I would just remind people that 1995 was an unusual year and that the types of securities that the fund invests in are subject to greater price fluctuations than shorter-term fixed-income securities.
Q. WHAT'S YOUR OUTLOOK?
A. The direction of the bond market over the next year will depend on several factors, including not only how long the budget situation drags on, but also the quality of the agreement. Additionally, the strength of the economy will also be important. In my opinion, consumer spending patterns will play a big role in whether we continue to have a hospitable environment for bonds.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek a high total
return through a combination
of current income and capital
appreciation
START DATE: November 27,
1987
SIZE: as of January 31,
1996, more than $1.5 billion
MANAGER: John Muresianu,
since 1992; manager,
Fidelity Select Utilities Growth
Portfolio, since 1992;
analyst, natural gas
pipelines, life insurance,
service companies,
Canadian stocks, foreign
currencies, 1989-1992;
pension fund manager,
1987-1989; joined Fidelity in
1986
(checkmark)
JOHN MURESIANU ON THE
TELECOMMUNICATIONS BILL:
"I believe the
telecommunications
legislation that passed shortly
after the end of the period is
the biggest event in the
evolution of the
telecommunications industry
since the break-up of AT&T in
1984. It could change the face
of the industry. It will increase
competition in every phase of
the business, such as local,
long-distance, cellular,
internet access and cable. It
is likely that we'll end up with a
number of national full-service
providers of bundled
telecommunications services.
The consumer should be able
to choose from different
providers for one-stop
shopping for all
telecommunications needs.
While it will be phased in
gradually, the new law
essentially should create
open competition in all
telecommunications
businesses."
INVESTMENT CHANGES


TOP ISSUERS AS OF JANUARY 31, 1996
                            % OF FUND'S    % OF FUND'S INVESTMENTS
                            INVESTMENTS    6 MONTHS AGO

U.S. Treasury                98.1           99.5

Federal National Mortgage    1.1            0.0
 Association

Financing Corp.              0.6            0.0

EXCLUDING REPURCHASE AGREEMENTS.
AVERAGE YEARS TO MATURITY AS OF JANUARY 31, 1996
                6 MONTHS AGO

Years    23.7    23.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JANUARY 31, 1996
                6 MONTHS AGO

Years    10.8    10.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF JANUARY 31, 1996 AS OF JULY 31,1995
Row: 1, Col: 1, Value: 2.2
Row: 1, Col: 2, Value: 3.8
Row: 1, Col: 3, Value: 45.0
Row: 1, Col: 4, Value: 49.0
U.S. Treasury
obligaations 99.5%
U.S. government
agency obligations 0.0%
Short-term
investments 0.5%

U.S. Treasury
obligations 98.1%
U.S. government
agency obligations 1.7%
Short-term
investments 0.2%

Row: 1, Col: 1, Value: 2.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 48.3
Row: 1, Col: 4, Value: 49.0

INVESTMENTS JANUARY 31, 1996

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 99.8%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 98.1%
11 3/4%, 2/15/10 $ 2,870,000 $ 4,081,226
8 3/4%, 8/15/20  71,290,000  94,960,419
12%, 8/15/23  5,200,000  7,989,332
  107,030,977
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.7%
Federal National Mortgage Association 8.28%, 1/10/25. 1,000,000 1,243,052 Financing Corp. 10.70%, 10/6/17 430,000 645,000
  1,888,052
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $97,997,629)   108,919,029
REPURCHASE AGREEMENTS - 0.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88% dated
1/31/96 due 2/1/96  $ 201,033  201,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $98,198,629)  $ 109,120,029
INCOME TAX INFORMATION
At January 31, 1996, the aggregate cost of investment securities for income tax purposes was $98,287,920. Net unrealized appreciation aggregated $10,832,109, all of which related to appreciated investment securities.
At January 31, 1996, the fund had a capital loss carryforward of approximately $1,230,000, all of which will expire on January 31, 2003. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS JANUARY 31, 1996

ASSETS

Investment in securities, at value (including repurchase                  $ 109,120,029
agreements of $201,000) (cost $98,198,629) -
See accompanying schedule

Cash                                                                       861

Receivable for investments sold                                            548,918

Receivable for fund shares sold                                            2,373,517

Interest receivable                                                        3,325,498

 TOTAL ASSETS                                                              115,368,823

LIABILITIES

Payable for fund shares redeemed                            $ 1,262,429

Accrued management fee                                       61,688

 TOTAL LIABILITIES                                                         1,324,117

NET ASSETS                                                                $ 114,044,706

Net Assets consist of:

Paid in capital                                                           $ 103,592,268

Undistributed net investment income                                        850,257

Accumulated undistributed net realized gain (loss) on                      (1,319,219)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              10,921,400
investments

NET ASSETS, for 9,070,305 shares outstanding                              $ 114,044,706

NET ASSET VALUE, offering price and redemption price per                   $12.57
share ($114,044,706 (divided by) 9,070,305 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED JANUARY 31, 1996

INVESTMENT INCOME                                                     $ 6,127,570
Interest

EXPENSES

Management fee                                            $ 554,549

Non-interested trustees' compensation                      340

Interest                                                   3,595

 Total expenses                                                        558,484

NET INVESTMENT INCOME                                                  5,569,086

REALIZED AND UNREALIZED GAIN (LOSS)                                    2,867,767
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on

 investment securities                                                 11,300,124

NET GAIN (LOSS)                                                        14,167,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 19,736,977
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                          JANUARY 31,      JANUARY 31,
                                                          1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 5,569,086      $ 3,750,291
Net investment income

 Net realized gain (loss)                                  2,867,767        (4,829,840)

 Change in net unrealized appreciation (depreciation)      11,300,124       (6,957,059)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           19,736,977       (8,036,608)
FROM OPERATIONS

Distributions to shareholders                              (5,286,791)      (3,025,880)
From net investment income

 From net realized gain                                    -                (538,147)

 TOTAL DISTRIBUTIONS                                       (5,286,791)      (3,564,027)

Share transactions                                         207,395,615      165,444,920
Net proceeds from sales of shares

 Reinvestment of distributions                             5,011,195        3,354,463

 Cost of shares redeemed                                   (190,293,490)    (147,021,095)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           22,113,320       21,778,288
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  36,563,506       10,177,653

NET ASSETS

 Beginning of period                                       77,481,200       67,303,547

 End of period (including undistributed net investment    $ 114,044,706    $ 77,481,200
income of $850,257 and $567,963, respectively)

OTHER INFORMATION
Shares

 Sold                                                      17,565,335       15,527,302

 Issued in reinvestment of distributions                   433,623          311,436

 Redeemed                                                  (16,286,746)     (13,764,302)

 Net increase (decrease)                                   1,712,212        2,074,436


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED JANUARY 31,

                                  1996                      1995       1994 B     1993       1992

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 10.530                  $ 12.740   $ 12.130   $ 11.600   $ 11.040
of period

Income from Investment             .737                      .513       .847       .847       .776
Operations
Net investment income

 Net realized and unrealized       2.023                     (2.093)    1.123      .703       .604
 gain (loss)

 Total from investment             2.760                     (1.580)    1.970      1.550      1.380
operations

Less Distributions                 (.720)                    (.530)     (.840)     (.840)     (.740)
From net investment income

 From net realized gain            -                         (.100)     (.520)     (.180)     (.080)

 Total distributions               (.720)                    (.630)     (1.360)    (1.020)    (.820)

Net asset value, end of period    $ 12.570                  $ 10.530   $ 12.740   $ 12.130   $ 11.600

TOTAL RETURN A                     27.00%                    (12.44)    16.79%     13.95%     12.98%
                                                            %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period         $ 114,045                 $ 77,481   $ 67,304   $ 83,009   $ 62,992
(000 omitted)

Ratio of expenses to average       .65%                      .65%       .65%       .65%       .65%
net assets

Ratio of net investment income     6.50%                     5.95%      6.41%      7.35%      7.30%
to average net assets

Portfolio turnover rate            205%                      422%       153%       135%       335%


H TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
I EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1996


8. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Long-Term Government Bond Fund (the fund) is a fund of Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
9. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
10. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $193,141,147 and $172,118,353, respectively.
11. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $6,839 for the period.
12. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the
5. BANK BORROWINGS - CONTINUED
average daily loan balances during the period for which loans were outstanding amounted to $2,218,000 and $1,434,286, respectively. The weighted average interest rate was 6.45%.
13. PROPOSED REORGANIZATION
The Board of Trustees of the Fidelity Devonshire Trust has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Government Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Spartan Government Income Fund in exchange solely for the number of shares of Spartan Government Income Fund having the same aggregate net asset value as the outstanding shares of the fund at the close of business on the day that the Reorganization is effective and the assumption by Spartan Government Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the fund. A Special Meeting of Shareholders (Meeting) of the fund will be held on May 7, 1996 to approve the Agreement. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about May 31, 1996.
Effective January 19, 1996, the fund's shares are no longer available for purchase or exchange to non-shareholders of the fund. However, existing shareholders of the fund can continue to purchase shares of the fund through March 10, 1996, after which time the fund will be closed to all share purchases except for reinvestment of dividends or other distributions.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Devonshire Trust and the Shareholders of Spartan Long-Term Government Bond Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Devonshire Trust: Spartan Long-Term Government Bond Fund, including the schedule of portfolio investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Devonshire Trust: Spartan Long-Term Government Bond Fund as of January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
March 6, 1996
DISTRIBUTIONS


A total of 98.26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1997 of this percentage for use in preparing 1996 income tax returns.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
185 Asylum Street
Hartford, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Short-Term World Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Long-Term Government Bond
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118

 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

FIDELITY


(REGISTERED TRADEMARK)
EQUITY-INCOME
FUND
ANNUAL REPORT
JANUARY 31, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     34   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    38   Notes to the financial statements.

REPORT OF INDEPENDENT    43   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            44


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage of change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). Effective January 1, 1996, the fund's 2% sales charge was eliminated. If this sales charge was taken into account, total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1996          PAST 1   PAST 5    PAST 10
                                        YEAR     YEARS     YEARS

Equity-Income                           35.21%   134.10%   245.79%

S&P 500                                 38.66%   113.54%   311.87%

Equity Income Funds Average             30.63%   100.26%   213.70%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one, five, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of 143 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1996    PAST 1   PAST 5   PAST 10
                                  YEAR     YEARS    YEARS

Equity-Income                     35.21%   18.54%   13.21%

S&P 500                           38.66%   16.38%   15.20%

Equity Income Funds Average       30.63%   14.76%   11.78%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
                  Equity InStandard
         01/31/86 10000.00 10000.00
         02/28/86 10636.78 10748.00
         03/31/86 11229.87 11347.74
         04/30/86 11176.28 11219.51
         05/31/86 11210.73 11816.39
         06/30/86 11363.52 12016.08
         07/31/86 10952.84 11344.38
         08/31/86 11572.74 12186.14
         09/30/86 11029.41 11178.34
         10/31/86 11503.83 11823.33
         11/30/86 11621.46 12110.64
         12/31/86 11457.27 11801.82
         01/31/87 12565.63 13391.53
         02/28/87 12935.08 13920.49
         03/31/87 13162.54 14322.79
         04/30/87 12995.76 14195.32
         05/31/87 12919.13 14318.82
         06/30/87 13279.50 15041.92
         07/31/87 13675.97 15804.55
         08/31/87 14063.32 16394.05
         09/30/87 13750.76 16035.03
         10/31/87 11336.89 12581.08
         11/30/87 10834.77 11544.40
         12/31/87 11269.69 12422.93
         01/31/88 12022.72 12945.93
         02/29/88 12584.91 13549.21
         03/31/88 12433.10 13130.54
         04/30/88 12605.42 13276.29
         05/31/88 12751.63 13391.80
         06/30/88 13474.29 14006.48
         07/31/88 13447.87 13953.26
         08/31/88 13178.38 13478.84
         09/30/88 13566.59 14053.04
         10/31/88 13807.23 14443.72
         11/30/88 13673.54 14237.17
         12/31/88 13804.36 14486.32
         01/31/89 14686.30 15546.72
         02/28/89 14554.83 15159.61
         03/31/89 14837.23 15512.83
         04/30/89 15390.52 16317.94
         05/31/89 15757.50 16978.82
         06/30/89 15805.90 16882.04
         07/31/89 16833.00 18406.49
         08/31/89 17038.42 18767.26
         09/30/89 16831.20 18690.31
         10/31/89 15937.76 18256.70
         11/30/89 16151.04 18629.13
         12/31/89 16381.70 19076.23
         01/31/90 15376.87 17796.22
         02/28/90 15401.23 18025.79
         03/31/90 15411.75 18503.47
         04/30/90 14832.50 18040.88
         05/31/90 15787.64 19799.87
         06/30/90 15723.71 19665.23
         07/31/90 15499.26 19602.30
         08/31/90 14295.98 17830.25
         09/30/90 13261.57 16961.92
         10/31/90 12996.21 16888.98
         11/30/90 13811.24 17980.01
         12/31/90 14084.89 18481.66
         01/31/91 14771.32 19287.46
         02/28/91 15807.55 20666.51
         03/31/91 16037.58 21166.64
         04/30/91 16117.76 21217.44
         05/31/91 16959.74 22134.03
         06/30/91 16218.05 21120.29
         07/31/91 17083.74 22104.50
         08/31/91 17469.24 22628.37
         09/30/91 17383.82 22250.48
         10/31/91 17650.74 22548.64
         11/30/91 16952.65 21639.93
         12/31/91 18226.31 24115.53
         01/31/92 18406.43 23666.99
         02/29/92 18967.56 23974.66
         03/31/92 18711.86 23507.15
         04/30/92 19342.36 24198.26
         05/31/92 19531.51 24316.83
         06/30/92 19306.47 23954.51
         07/31/92 19787.36 24934.25
         08/31/92 19391.33 24423.10
         09/30/92 19547.52 24711.29
         10/31/92 19747.43 24797.78
         11/30/92 20397.11 25643.39
         12/31/92 20901.11 25958.80
         01/31/93 21520.73 26176.85
         02/28/93 22039.47 26532.86
         03/31/93 22764.36 27092.70
         04/30/93 22720.76 26437.06
         05/31/93 23127.66 27145.57
         06/30/93 23407.14 27224.29
         07/31/93 23766.12 27115.40
         08/31/93 24564.67 28143.07
         09/30/93 24529.43 27926.37
         10/31/93 24950.31 28504.44
         11/30/93 24551.58 28233.65
         12/31/93 25355.02 28575.28
         01/31/94 26366.53 29546.84
         02/28/94 25647.23 28746.12
         03/31/94 24531.97 27492.79
         04/30/94 25069.34 27844.70
         05/31/94 25388.65 28301.35
         06/30/94 25049.92 27607.97
         07/31/94 25755.11 28513.51
         08/31/94 26656.18 29682.56
         09/30/94 26034.85 28955.34
         10/31/94 26279.19 29606.83
         11/30/94 25199.33 28528.55
         12/31/94 25416.68 28951.63
         01/31/95 25573.99 29702.35
         02/28/95 26526.08 30859.85
         03/31/95 27193.38 31770.52
         04/30/95 28086.07 32706.16
         05/31/95 29004.03 34013.43
         06/30/95 29439.29 34803.56
         07/31/95 30483.12 35957.65
         08/31/95 30712.25 36047.90
         09/30/95 31664.95 37569.12
         10/31/95 31118.86 37435.00
         11/30/95 32603.55 39078.40
         12/31/95 33501.75 39831.05
         01/31/96 34579.32 41186.90

$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Fidelity Equity-Income Fund on January 31, 1986. As the chart shows, by January 31, 1996, the value of your investment would have grown to $34,579 - a 245.79% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $41,187 - a 311.87% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended January
31, 1996. The Standard & Poor's
Composite Index of 500 Stocks
finished the period with a total
return of 38.66% (including
reinvested dividends) - well
above its historical annual
average of roughly 12%. With
inflation posing little threat,
interest rates fell during the first
half of 1995. The Federal
Reserve Board cut the fed funds
rate - the rate banks charge
each other for overnight loans -
three times, in July and
December 1995, and January
1996. Big-name blue-chip stocks
led the rally, as investors sought
companies with steady earnings
growth in an economy showing
signs of weakness. Technology
companies posted strong earnings
growth and stock price gains,
although they faltered over the
last four months of the period.
Lower interest rates and
continued merger and acquisition
activity helped financial stocks
perform well. In November 1995,
the Dow Jones Industrial Average
closed above 5000 for the first
time. Foreign markets lagged the
U.S. The Morgan Stanley
Emerging Markets Free Index
rebounded from Mexico's
December 1994 peso
devaluation, rising 13.62% for the
12 months ended January 31,
1996. The Morgan Stanley EAFE
(Europe, Australasia, Far East)
Index was up 16.13% for the 12
months. European markets fared
well, while the Japanese market
recently has shown signs of
recovery.
An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Fund
Q. HOW DID THE FUND PERFORM, STEVE?
A. Pretty well against its peer group. For the 12-months ended January 31, 1996, the fund had a total return of 35.21% while the equity income funds average, as tracked by Lipper Analytical Services, returned 30.63%. The fund's benchmark index, the S&P 500, gained 38.66% for the period.
Q. HOW WOULD YOU DESCRIBE THE MARKET FOR THE LAST YEAR? DID THE PERFORMANCE OF U.S. STOCKS HAVE A LOT TO DO WITH THE FUND'S STRONG SHOWING VERSUS ITS PEERS?
A. Clearly, U.S. stocks outperformed all other investments last year and the fund's high exposure to common stocks benefited it greatly. While technology companies took the headlines for much of the year, it was the large-capitalization and consumer-oriented companies that outperformed the rest of the market. Investors believed that these companies - such as pharmaceutical firms, telephone companies and beverage companies - would be able to perform well despite an economic slowdown.
Q. THE FUND HAD A LARGE POSITION IN CYCLICAL STOCKS. DID THIS HAMPER THE FUND'S RETURN?
A. Yes. Cyclicals - or stocks that are highly sensitive to changes in the economy - are usually favored during periods of strong economic growth. That's because history shows people buy more cars and build more houses when the economy is growing. In the second half of 1995, the market began to see that the strength of U.S. companies' earnings was so great that any weakening of the economy could hurt their performance. Typically, in times of uncertainty, investors look for "safe areas" like the large-capitalization, consumer stocks, which the market perceives as being able to perform well through an economic downturn.
Q. SO WHY DIDN'T YOU SWITCH INTO CONSUMER STOCKS WITH THE MARKET?
A. The fund did have some positions in these stocks. However, because I run this fund in a value style of management, I also wanted to look at the stocks that were poor performers relative to the consumer stocks. In 1995, that was the cyclicals. With strong fundamental research, we can get a clear idea of those companies that are performing well, but have been overlooked by the market. Let me give you an example. The auto stocks have been tarnished by the market's belief that any economic slowdown will hurt auto sales. We know, however, that U.S. auto makers generally have improved their balance sheets dramatically, introduced good product lines and have kept costs under control.
Q. GIVEN THE FACT THAT INTEREST RATES WERE FALLING ALL YEAR, THE FUND'S FINANCIAL STOCKS MUST HAVE DONE WELL . . .
A. Definitely. Financial companies - banks, brokerages and insurance companies - and their stocks tend to perform well in a falling interest rate environment like we saw in 1995. During such times, borrowing costs are lower and, therefore, there is more money for buying and selling activity as well as investment. Additionally, the fund's bond position performed well since bond prices tend to rise when interest rates fall.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The biggest disappointment in the past year was the fund's investments in foreign securities. While many of these positions had positive returns, as I stated above, the U.S. stock market was far and away the best performer.
Q. WHAT'S YOUR OUTLOOK?
A. I would say I have a modestly positive outlook. I am concerned with the fact that it's becoming clear that corporate earnings have peaked. Additionally, 1995 has proven retail demand to be weak and consumer credit card debt high. On the positive side, however, the Federal Reserve Board has shown a willingness to help the economy grow at a slow but steady pace, inflation is not an issue and interest rates are low.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to seek a high total
return through a combination
of current income and capital
appreciation
START DATE: November 27,
1987
SIZE: as of January 31,
1996, more than $1.5 billion
MANAGER: John Muresianu,
since 1992; manager,
Fidelity Select Utilities Growth
Portfolio, since 1992;
analyst, natural gas
pipelines, life insurance,
service companies,
Canadian stocks, foreign
currencies, 1989-1992;
pension fund manager,
1987-1989; joined Fidelity in
1986
(checkmark)
JOHN MURESIANU ON THE
TELECOMMUNICATIONS BILL:
"I believe the
telecommunications
legislation that passed shortly
after the end of the period is
the biggest event in the
evolution of the
telecommunications industry
since the break-up of AT&T in
1984. It could change the face
of the industry. It will increase
competition in every phase of
the business, such as local,
long-distance, cellular,
internet access and cable. It
is likely that we'll end up with a
number of national full-service
providers of bundled
telecommunications services.
The consumer should be able
to choose from different
providers for one-stop
shopping for all
telecommunications needs.
While it will be phased in
gradually, the new law
essentially should create
open competition in all
telecommunications
businesses."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JANUARY 31, 1996
                                % OF FUND'S    % OF FUND'S
                                INVESTMENTS    INVESTMENTS
                                               IN THESE STOCKS
                                               6 MONTHS AGO

Philip Morris Companies, Inc.   2.9            2.5

General Electric Co.            2.6            2.3

Federal National Mortgage
 Association                    2.2            1.8

British Petroleum PLC ADR       2.1            1.8

American Express Co.            1.9            1.8

General Motors Corp.            1.6            1.4

Chrysler Corp.                  1.6            1.3

Allstate Corp.                  1.3            1.1

RJR Nabisco Holdings Corp.      1.1            1.1

NYNEX Corp.                     1.0            0.8

TOP FIVE MARKET SECTORS AS OF JANUARY 31, 1996
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

Finance                            19.0           17.2

Energy                             11.4           10.7

Utilities                          9.2            8.8

Durables                           7.2            6.9

Industrial Machinery & Equipment   7.2            6.4

ASSET ALLOCATION
AS OF JANUARY 31, 1996 * AS OF JULY 31, 1995 **
Row: 1, Col: 1, Value: 7.0
Row: 1, Col: 2, Value: 7.7
Row: 1, Col: 3, Value: 1.9
Row: 1, Col: 4, Value: 40.0
Row: 1, Col: 5, Value: 43.4
Stocks 85.0%
Bonds 2.0%
Convertible
Securities 8.2%
Other securities
and short-term
investments 4.8%
FOREIGN
INVESTMENTS 15.8%
Stocks 84.4%
Bonds 0.9%
Convertible
Securities 7.7%
Other securities
and short-term
investments 7.0%
FOREIGN
INVESTMENTS 12.6%
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 8.199999999999999
Row: 1, Col: 3, Value: 2.6
Row: 1, Col: 4, Value: 40.0
Row: 1, Col: 5, Value: 44.2
*
**
INVESTMENTS JANUARY 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 84.4%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 2.1%
AEROSPACE & DEFENSE - 1.8%
Harsco Corp.   304,200 $ 18,822
Lockheed Martin Corp.   1,081,600  81,526
Northrop Grumman Corp.   415,000  26,560
Rockwell International Corp.   1,002,300  58,760
Thiokol Corp.   230,900  8,168
  193,836
DEFENSE ELECTRONICS - 0.3%
Raytheon Co.   680,400  33,425
TOTAL AEROSPACE & DEFENSE   227,261
BASIC INDUSTRIES - 7.7%
CHEMICALS & PLASTICS - 3.7%
Betz Laboratories, Inc.   481,800  19,934
Dow Chemical Co.   242,800  18,089
du Pont (E.I.) de Nemours & Co.   1,479,400  113,729
Eastman Chemical Co.   85,775  5,672
Goodrich (B.F.) Co.  188,100  13,849
Grace (W.R.) & Co.   106,200  6,545
Great Lakes Chemical Corp.   84,200  6,283
Hoechst AG Ord.   86,500  25,523
Imperial Chemical Industries:
Ord.   1,335,300  16,723
 PLC ADR  192,900  9,621
Lubrizol Corp.   808,700  23,351
Nalco Chemical Co.   992,000  30,380
Raychem Corp.   159,600  10,673
Union Carbide Corp.   1,603,600  67,552
Witco Corp.   1,223,700  38,852
  406,776
IRON & STEEL - 0.7%
Armco, Inc.  (a)  991,600  5,453
Lukens, Inc.   367,200  10,052
Mannesmann AG Ord.   172,700  59,886
  75,391
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - 1.7%
Aluminum Co. of America  1,399,548 $ 77,675
Inco Ltd.   995,000  34,685
Metallgesellschaft AG Ord.   481,500  11,311
Noranda, Inc.   1,177,900  24,230
Reynolds Metals Co.   804,600  43,046
  190,947
PACKAGING & CONTAINERS - 0.2%
Corning, Inc.   699,900  21,872
PAPER & FOREST PRODUCTS - 1.4%
International Paper Co.   956,530  39,098
James River Corp. of Virginia  64,600  1,696
Kimberly-Clark Corp.   696,306  56,140
Weyerhaeuser Co.   1,117,900  51,563
  148,497
TOTAL BASIC INDUSTRIES   843,483
CONGLOMERATES - 3.3%
Allied-Signal, Inc.   1,267,200  63,202
American Standard Companies, Inc.  232,200  6,763
Brascan Ltd. Class A  2,052,900  36,810
Crane Co.   455,800  18,061
GenCorp, Inc.   452,800  5,434
Harris Corp.   468,700  29,352
ITT Industries, Inc.   1,137,700  29,580
Textron, Inc.   501,500  39,430
Tyco International Ltd.   1,437,200  50,841
United Technologies Corp.   793,100  81,392
  360,865
CONSTRUCTION & REAL ESTATE - 1.2%
BUILDING MATERIALS - 0.5%
Armstrong World Industries, Inc.   303,700  17,842
Dexter Corp.   587,700  13,811
Masco Corp.   676,800  19,796
  51,449
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - 0.3%
Centex Corp.   95,500 $ 3,080
Kaufman & Broad Home Corp.   283,000  4,528
Lennar Corp.   479,900  12,538
Pulte Corp.   62,800  2,072
Ryland Group, Inc.   512,600  7,561
  29,779
REAL ESTATE - 0.0%
Southmark Corp. (a)  9  --
REAL ESTATE INVESTMENT TRUSTS - 0.4%
Cali Realty Corp.  49,000  1,060
Equity Residential Properties Trust (SBI)  777,100  23,896
First Industrial Realty Trust, Inc.   75,100  1,727
Liberty Property Trust (SBI)  135,500  2,998
Macerich Co.   299,200  5,872
Patriot American Hospitality, Inc.  9,300  256
Public Storage, Inc.   328,700  6,697
Simon Properties Group, Inc.   185,700  4,155
Speiker Properties, Inc.   80,300  2,018
Weeks Corp.  52,100  1,368
  50,047
TOTAL CONSTRUCTION & REAL ESTATE   131,275
DURABLES - 7.1%
AUTOS, TIRES, & ACCESSORIES - 6.0%
Bridgestone Corp.   1,199,000  18,472
Chrysler Corp.   2,987,000  172,499
Daimler-Benz AG Ord.   23,500  12,977
Eaton Corp.   175,300  10,167
Ford Motor Co.   632,800  18,747
General Motors Corp.   3,425,735  180,279
Genuine Parts Co.   1,093,300  48,652
Honda Motor Co. Ltd.   1,034,000  22,592
Johnson Controls, Inc.   585,100  42,273
Snap-on Tools Corp.   823,200  36,118
Suzuki Motor Corp.   480,000  5,826
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
TRW, Inc.   245,600 $ 20,753
Toyota Motor Corp.   1,801,000  38,677
Volkswagen AG  75,000  27,316
  655,348
CONSUMER ELECTRONICS - 0.6%
Matsushita Electric Industrial Co. Ltd.   1,272,000  21,141
Maytag Co.   146,500  2,875
Whirlpool Corp.   797,400  43,359
  67,375
TEXTILES & APPAREL - 0.5%
Burlington Industries, Inc. (a)  316,200  4,032
Kellwood Co.   1,037,300  14,522
Stride Rite Corp.   266,900  2,202
Unifi, Inc.   1,059,000  23,563
VF Corp.   150,600  7,605
  51,924
TOTAL DURABLES   774,647
ENERGY - 9.9%
ENERGY SERVICES - 2.1%
Baker Hughes, Inc.   1,259,700  32,595
Dresser Industries, Inc.   1,719,700  44,712
Halliburton Co.   984,900  50,845
McDermott International, Inc.   421,800  8,172
Schlumberger Ltd.   1,380,100  96,780
  233,104
OIL & GAS - 7.8%
Amerada Hess Corp.   503,600  27,761
Amoco Corp.   1,012,500  71,255
Atlantic Richfield Co.   883,200  100,354
British Petroleum PLC:
 ADR  2,356,106  230,015
 Ord.   6,579,903  52,647
Chevron Corp.   717,400  37,215
Coastal Corp. (The)  94,500  3,579
Exxon Corp.   413,100  33,151
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Kerr-McGee Corp.   458,600 $ 29,006
Mobil Corp.   521,500  57,756
Occidental Petroleum Corp.   1,076,600  23,147
Petro-Canada 1st Installment Receipt (i)  532,300  3,149
Phillips Petroleum Co.   714,600  23,314
Royal Dutch Petroleum Co.   248,600  34,555
Texaco, Inc.   154,300  12,479
Total SA:
Class B  457,850  31,345
 sponsored ADR  1,170,915  40,397
Union Pacific Resources Group, Inc.   331,200  8,611
Unocal Corp.   1,365,934  40,807
  860,543
TOTAL ENERGY   1,093,647
FINANCE - 17.4%
BANKS - 6.5%
Banc One Corp.   1,917,320  72,618
Bank of New York Co., Inc.   2,087,894  107,005
BankAmerica Corp.   421,300  28,385
Boatmen's Bancshares, Inc.   470,700  20,181
Chemical Banking Corp.   1,427,900  95,669
Comerica, Inc.   661,626  26,217
Deutsche Bank AG  373,700  18,641
First Interstate Bancorp  340,000  52,445
First Union Corp.   335  19
Firstar Corp.   319,200  13,766
Fleet Financial Group, Inc.   1,571,498  62,860
KeyCorp.   617,300  22,686
National Bank of Canada  3,316,600  26,867
Norwest Corp.   1,311,534  45,084
Nordbanken AB (a)(g)  384,000  6,532
Republic New York Corp.   329,200  19,176
Royal Bank of Canada  1,046,000  25,229
Toronto Dominion Bank  1,302,700  23,832
Wells Fargo & Co.   218,600  51,289
  718,501
CLOSED END INVESTMENT COMPANY - 0.0%
Latin American Investment Fund, Inc.   138,000  2,519
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 2.8%
Acom Co. Ltd.   233,300 $ 9,040
American Express Co.   4,578,000  210,588
Beneficial Corp.   472,200  23,079
First Chicago NBD Corp.   429,653  16,703
Hees International Corp.   660,800  7,097
Household International, Inc.   503,323  32,653
Trilon Financial Corp. Class A  2,471,100  8,097
  307,257
FEDERAL SPONSORED CREDIT - 2.3%
Federal National Mortgage Association  7,160,000  247,020
INSURANCE - 4.0%
Aetna Life & Casualty Co.   905,200  67,437
Allmerica Financial Corp.   28,600  761
Allstate Corp.   3,269,285  142,623
American Bankers Insurance Group, Inc.   606,220  20,308
American Financial Group, Inc.   1,343,700  43,670
CIGNA Corp.   301,500  35,765
Fremont General Corp.   103,210  3,716
General Re Corp.   194,300  29,728
Highlands Insurance Group, Inc.   442,990  8,472
ITT Hartford Group, Inc.   958,000  48,020
Prudential Reinsurance Holdings, Inc.   101,900  2,216
Reliastar Financial Corp.   864,300  40,730
Transport Holdings, Inc. Class A  (a)  959  40
  443,486
SAVINGS & LOANS - 0.8%
Ahmanson (H.F.) & Co.   1,179,900  28,318
Great Western Financial Corp.   533,163  12,796
Washington Mutual, Inc.   1,550,000  46,863
  87,977
SECURITIES INDUSTRY - 1.0%
Bear Stearns Companies, Inc.   562,485  12,937
First Marathon, Inc. Class A (non-vtg.)  1,105,300  11,066
Lehman Brothers Holdings, Inc.   888,760  22,774
Nomura Securities Co. Ltd.   2,734,000  59,224
  106,001
TOTAL FINANCE   1,912,761
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - 3.5%
DRUGS & PHARMACEUTICALS - 2.0%
American Home Products Corp.   438,800 $ 44,757
Bristol-Myers Squibb Co.   823,400  72,871
Pfizer, Inc.   765,200  52,608
Schering-Plough Corp.   843,400  45,649
Warner-Lambert Co.   94,400  8,850
  224,735
MEDICAL EQUIPMENT & SUPPLIES - 1.4%
Bausch & Lomb, Inc.   380,800  14,804
Baxter International, Inc.   1,251,000  56,921
Becton, Dickinson & Co.   333,200  28,780
Johnson & Johnson  508,600  48,826
Pall Corp.   145,800  3,937
  153,268
MEDICAL FACILITIES MANAGEMENT - 0.1%
Tenet Healthcare Corp. (a)  332,100  7,099
TOTAL HEALTH   385,102
HOLDING COMPANIES - 0.6%
Brierley Investments Ltd.   24,271,400  21,061
CINergy Corp.   356,898  11,108
Jardine Strategic Holdings Ltd. Ord.   4,340,000  14,756
U.S. Industries, Inc. (a)  1,006,580  18,118
  65,043
INDUSTRIAL MACHINERY & EQUIPMENT - 6.4%
ELECTRICAL EQUIPMENT - 3.2%
Alcatel Alsthom CGE  93,800  8,565
Emerson Electric Co.   75,500  6,323
General Electric Co.   3,704,400  284,313
General Signal Corp.   744,900  25,140
Mitsubishi Electric Co. Ord.   1,693,000  12,251
Omron Corp.   1,018,000  22,432
  359,024
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Caterpillar, Inc.   579,800 $ 37,325
Cooper Industries, Inc.   949,872  35,739
Deere & Co.   640,200  24,008
Goulds Pumps, Inc.   107,200  2,385
Ingersoll-Rand Co.   480,800  19,292
Keystone International, Inc.   1,274,500  26,605
Parker-Hannifin Corp.   789,000  26,925
Stanley Works  84,800  4,367
Tenneco, Inc.   345,400  17,831
  194,477
POLLUTION CONTROL - 1.4%
Browning-Ferris Industries, Inc.   1,831,100  54,017
Safety Kleen Corp.   971,800  14,577
WMX Technologies, Inc.   2,373,100  70,896
Zurn Industries, Inc.   516,800  11,563
  151,053
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   704,554
MEDIA & LEISURE - 1.0%
BROADCASTING - 0.0%
U.S. Satellite Broadcasting Co., Inc. Class A  12,000  324
LEISURE DURABLES & TOYS - 0.4%
Brunswick Corp.   112,400  2,543
Hasbro, Inc.   998,200  41,425
  43,968
LODGING & GAMING - 0.3%
ITT Corp.  569,300  31,596
PUBLISHING - 0.1%
Gannett Co., Inc.   127,600  8,103
Times Mirror Co. Class A  116,400  3,608
Tribune Co.   35,500  2,169
  13,880
RESTAURANTS - 0.2%
Brinker International, Inc. (a)  665,100  8,563
Darden Restaurants, Inc.   951,700  10,945
  19,508
TOTAL MEDIA & LEISURE   109,276
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 6.3%
BEVERAGES - 0.5%
Anheuser-Busch Companies, Inc.   157,900 $ 10,974
Cadbury-Schweppes PLC Ord.   558,439  4,620
Heileman G Brewing, Inc. Unit Class 1 (non-vtg.) (a)(f)  100  100
PepsiCo, Inc.   648,500  38,667
  54,361
FOODS - 1.0%
Goodman Fielder Ltd. Ord.   23,051,169  23,207
Grand Metropolitan PLC  1,982,100  13,341
Kellogg Co.   293,500  22,489
Montedison Spa (a):
Ord.   15,963,400  10,125
 ADR  73,500  459
RalCorp Holdings, Inc. (a)  446,200  11,992
Ralston Purina Co.   522,400  33,630
  115,243
HOUSEHOLD PRODUCTS - 0.4%
Rubbermaid, Inc.   1,572,900  44,631
TOBACCO - 4.4%
Dimon, Inc.   267,150  5,009
Imasco Ltd.   756,300  14,938
Philip Morris Companies, Inc.   3,471,900  322,887
RJR Nabisco Holdings Corp.   3,818,960  124,116
Universal Corp.   730,500  17,075
  484,025
TOTAL NONDURABLES   698,260
PRECIOUS METALS - 0.1%
Newmont Mining Corp.   204,100  11,430
RETAIL & WHOLESALE - 3.4%
APPAREL STORES - 0.5%
Limited, Inc. (The)  1,126,200  18,864
Melville Corp.   427,000  12,170
TJX Companies, Inc.   1,223,600  23,095
  54,129
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 2.3%
Dayton Hudson Corp.   308,700 $ 23,075
Dillard Department Stores, Inc. Class A  481,700  13,969
Federated Department Stores, Inc. (a)  2,056,567  55,527
Hudson's Bay Co. Ord.   306,400  3,904
May Department Stores Co. (The)  835,700  37,189
Sears, Roebuck & Co.   1,396,200  57,942
Wal-Mart Stores, Inc.   2,840,600  57,877
  249,483
GROCERY STORES - 0.5%
Fleming Companies, Inc.   385,036  7,316
Great Atlantic & Pacific Tea Co., Inc.   794,400  18,668
Grand Union Capital Corp. Class B (a)  6,979  --
Supervalu, Inc.   858,700  26,620
  52,604
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Fingerhut Companies, Inc.   776,400  10,578
Semi-Tech Corp. Class A (sub. vtg.)  480,000  3,015
  13,593
TOTAL RETAIL & WHOLESALE   369,809
SERVICES - 1.2%
LEASING & RENTAL - 0.2%
GATX Corp.   465,700  21,539
PRINTING - 0.7%
Deluxe Corp.   1,187,800  34,892
Harland (John H.) Co.   696,000  15,312
Moore Corporation Ltd.   875,500  17,292
New England Business Service, Inc.   276,300  4,903
Standard Register Co.   393,300  7,571
  79,970
SERVICES - 0.3%
Jostens, Inc.   499,100  11,479
National Service Industries, Inc.   459,200  16,015
  27,494
TOTAL SERVICES   129,003
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - 3.5%
COMMUNICATIONS EQUIPMENT - 0.0%
Echostar Communications Corp. Class A  6,750 $ 251
COMPUTERS & OFFICE EQUIPMENT - 2.4%
Digital Equipment Corp.  (a)  1,259,300  91,142
International Business Machines Corp.   848,300  92,253
NEC Corp.   564,000  6,846
Olivetti & Co. Spa Ord.   9,378,300  5,839
Semi-Tech (Global) Ltd.   3,120,700  4,782
Xerox Corp.   543,381  67,175
  268,037
ELECTRONICS - 0.8%
AMP, Inc.   649,600  25,334
Hitachi Ltd.   1,571,000  15,842
Nitto Denko Corp.   860,000  12,446
Thomas & Betts Corp.   256,800  20,191
Toshiba Corp.   1,246,000  9,691
  83,504
PHOTOGRAPHIC EQUIPMENT - 0.3%
Eastman Kodak Co.   76,700  5,628
Fuji Photo Film Co. Ltd.   929,000  26,196
  31,824
TOTAL TECHNOLOGY   383,616
TRANSPORTATION - 1.0%
RAILROADS - 1.0%
Burlington Northern Santa Fe Corp.   577,400  47,275
CSX Corp.   1,417,800  65,750
   113,025
UTILITIES - 8.7%
ELECTRIC UTILITY - 2.6%
American Electric Power Co., Inc.   288,300  12,757
DQE, Inc.   215,700  6,660
DPL, Inc.   729,150  18,138
Entergy Corp.   1,081,200  32,031
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
Illinova Corp.   1,774,000 $ 52,998
Niagara Mohawk Power Corp.   171,600  1,566
PECO Energy Co.   462,400  14,219
Pacific Gas & Electric Co.   217,500  6,036
PacifiCorp.   663,300  14,095
Pinnacle West Capital Corp.   914,800  26,986
Portland General Corp.   308,900  9,190
Unicom Corp.   683,300  22,976
Veba AG Ord.   1,501,900  66,781
  284,433
GAS - 1.5%
Consolidated Natural Gas Co.   362,700  16,322
Enron Corp.   475,700  17,601
ENSERCH Corp.   614,000  8,980
MCN Corp.   893,000  21,990
Pacific Enterprises  1,326,200  36,802
Panhandle Eastern Corp.   1,346,600  38,883
Questar Corp.   650,800  21,232
  161,810
TELEPHONE SERVICES - 4.6%
AT&T Corp.   169,400  11,329
Ameritech Corp.  1,875,400  112,758
Bell Atlantic Corp.   1,112,000  76,589
BellSouth Corp.   1,782,400  76,420
Frontier Corp.   1,337,900  39,803
NYNEX Corp.   2,126,600  114,038
SBC Communications, Inc.   1,231,500  69,734
Telefonica de Espana SA sponsored ADR  246,100  10,859
  511,530
TOTAL UTILITIES   957,773
TOTAL COMMON STOCKS
(Cost $6,804,220)   9,270,830
PREFERRED STOCKS - 4.1%
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - 4.1%
BASIC INDUSTRIES - 1.0%
IRON & STEEL - 0.1%
Armco, Inc. Class A, $3.625  276,200 $ 13,879
METALS & MINING - 0.7%
Alumax, Inc., Series A, $4.00  370,067  48,525
Kaiser Aluminum Corp. $0.97  1,130,500  15,686
Reynolds Metals Co. $3.31  236,300  11,726
  75,937
PAPER & FOREST PRODUCTS - 0.2%
International Paper Co. $2.625  (g)  302,600  14,449
TOTAL BASIC INDUSTRIES   104,265
ENERGY - 0.9%
OIL & GAS - 0.9%
Atlantic Richfield Co. exchangeable $2.23  928,300  23,324
Diamond Shamrock, Inc. $2.50  (g)  159,900  9,313
Occidental Petroleum Co. Indexed $3.00  684,900  41,608
Unocal Corp. $3.50 (g)  423,900  22,785
  97,030
FINANCE - 0.7%
CREDIT & OTHER FINANCE - 0.1%
Continental Airlines Finance Trust $4.25 (a)(g)  250,100  13,693
INSURANCE - 0.6%
Alexander & Alexander Services, Inc., Series A, $3.625 (g) 207,500 10,116 Conseco, Inc.:
Series D, $3.25 cumulative  253,900  13,869
 $4.27875  233,900  15,467
St. Paul Capital LLC $3.00  162,900  9,570
Travelers, Inc. Class B $2.75   124,100  11,231
  60,253
SAVINGS & LOANS - 0.0%
Washington Mutual, Inc., Series D $6.00 (a)  20,600  2,444
TOTAL FINANCE   76,390
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - CONTINUED
HEALTH - 0.1%
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
U.S. Surgical Corp. $2.20 (g)  477,500 $ 12,415
INDUSTRIAL MACHINERY & EQUIPMENT --0.4%
ELECTRICAL EQUIPMENT - 0.4%
Westinghouse Electric Corp. $1.30 (g)  2,196,200  42,551
POLLUTION CONTROL - 0.0%
Browning-Ferris Industries, Inc. $2.58  119,600  3,887
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   46,438
MEDIA & LEISURE - 0.4%
BROADCASTING - 0.1%
Evergreen Media Corp. exchangeable $3.00  157,800  10,415
ENTERTAINMENT - 0.2%
Time Warner Financing Trust $1.24  554,800  21,221
LODGING & GAMING - 0.1%
Bally Entertainment Corp. $0.89  765,100  10,711
PUBLISHING - 0.0%
Taylor, J.N. Holdings Ltd. 9 1/2% (a)   956,400  --
TOTAL MEDIA & LEISURE   42,347
NONDURABLES - 0.2%
FOODS - 0.2%
Chiquita Brands International, Inc. $2.875   410,000  18,348
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
TJX Companies, Inc., Series C, $3.125  45,200  2,091
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp. exchangeable
pay-in-kind $3.52 (a)  100,562  2,715
TOTAL RETAIL & WHOLESALE   4,806
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - CONTINUED
UTILITIES - 0.4%
GAS - 0.3%
Columbia Gas System, Inc. $2.13 (DECS)  10,702 $ 434
Enron Corp. Series J, $10.50  31,800  16,115
Tejas Gas Corp. $2.625   40,800  1,887
Williams Companies, Inc. $3.50  166,600  12,744
  31,180
TELEPHONE SERVICES - 0.1%
Enhanced Financial Services Group $7.625 (a)  378,300  9,458
Sprint Corp. $2.63  75,100  2,938
  12,396
TOTAL UTILITIES   43,576
TOTAL CONVERTIBLE PREFERRED STOCKS   445,615
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
First Nationwide Bank 11 1/2%  18,500  2,142
UTILITIES - 0.0%
ELECTRIC UTILITY - 0.0%
Gulf States Utilities Co., Series B, adj. rate   17,162  811
Niagara Mohawk Power Corp. Series A, adj. rate  73,375  1,302
  2,113
GAS - 0.0%
Columbia Gas System, Inc.  $1.97  17,475  430
TOTAL UTILITIES   2,543
TOTAL NONCONVERTIBLE PREFERRED STOCKS   4,685
TOTAL PREFERRED STOCKS
(Cost $387,808)   450,300
CORPORATE BONDS - 4.5%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - 3.6%
CONGLOMERATES - 0.2%
Gencorp, Inc. 8%, 8/1/02  Ba3 $ 6,990 $ 6,990
Hanson PLC euro 9 1/2%, 1/31/06  A3 GBP 7,600  11,610
  18,600
CONSTRUCTION & REAL ESTATE - 0.1%
BUILDING MATERIALS - 0.1%
Cemex SA 4 1/4%, 11/1/97 (g)  B1  8,870  7,894
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Liberty Property exchangeable 8%, 7/1/01  -  1,358  1,492
TOTAL CONSTRUCTION & REAL ESTATE   9,386
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Bridgestone 3.70%, 12/31/98  - JPY 724,000  9,369
ENERGY - 0.5%
INDEPENDENT POWER - 0.1%
Thermo Electron Corp. 4 1/8%, 1/1/03 (g)  Ba2  12,510  14,230
OIL & GAS - 0.4%
Apache Corp. 6%, 1/15/02 (g)  Ba2  3,050  3,370
Horsham Corp. 3%, 1/29/21  -  9,390  9,484
Pennzoil Co. exchangeable 6 1/2%, 1/15/03  Baa3  25,802  32,898
  45,752
TOTAL ENERGY   59,982
FINANCE - 0.9%
BANKS - 0.2%
Bank of New York Co., Inc. 7 1/2%, 8/15/01  A3  6,370  16,658
CREDIT & OTHER FINANCE - 0.3%
Huntingdon International Holdings PLC euro
7 1/2%, 9/25/06  -  1,000  770
MBL International Finance Bermuda Trust 3%,
11/30/02  Aa3  35,840  40,230
  41,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
INSURANCE - 0.4%
American Travellers Corp. 6 1/2%, 10/1/05  BB- $ 4,840 $ 6,704
Fremont General Corp. liquid yield option
notes 0%, 10/12/13  Ba2  70,910  33,682
NAC Re Corp. 5 1/4%, 12/15/02  Baa3  3,920  3,856
  44,242
TOTAL FINANCE   101,900
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp. 2.90%, 12/15/05 (g)  B2  13,010  8,375
POLLUTION CONTROL - 0.2%
WMX Technologies, Inc. 2%, 1/24/05  A2  21,807  18,972
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   27,347
MEDIA & LEISURE - 0.6%
BROADCASTING - 0.3%
Comcast Corp. 1 1/8%, 4/15/07  B1  25,390  13,139
Time Warner, Inc. liquid yield option notes
0%, 6/22/13  Ba1  50,770  21,260
  34,399
LEISURE DURABLES & TOYS - 0.2%
Outboard Marine Corp. 7%, 8/1/02  B1  17,470  17,994
PUBLISHING - 0.1%
News America Holdings, Inc. liquid yield option
notes 0%, 3/11/13  Baa3  19,220  8,769
TOTAL MEDIA & LEISURE   61,162
PRECIOUS METALS - 0.1%
Pegasus Gold, Inc. 6 1/4%, 4/30/02  -  9,120  11,263
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
RETAIL & WHOLESALE - 0.2%
APPAREL STORES - 0.1%
Baker (J.), Inc. 7%, 6/1/02  B3 $ 13,170 $ 7,606
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc. 5%, 10/1/03  Ba3  10,000  10,063
TOTAL RETAIL & WHOLESALE   17,669
SERVICES - 0.1%
ADT Operations, Inc. liquid yield option
notes 0%, 7/6/10  Ba3  19,295  9,117
TECHNOLOGY - 0.3%
COMPUTER SERVICES & SOFTWARE - 0.3%
Automatic Data Processing, Inc. 0%, 2/20/12  Aa3  23,800  12,555
Softkey International, Inc. 5 1/2%, 11/1/00 (g)  -  23,290  16,594
  29,149
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Silicon Graphics, Inc. 0%, 11/2/13 (g)  B1  7,210  3,893
TOTAL TECHNOLOGY   33,042
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
Delta Air Lines, Inc. 3.23%, 6/15/03  Ba3  12,110  10,854
UTILITIES - 0.1%
CELLULAR - 0.1%
Cellular Communications, Inc. liquid yield option
notes 0%, 7/27/99   B1  5,430  4,385
Rogers Communications, Inc.:
2%, 11/26/05  B2  8,960  4,861
 liquid yield option notes 0%, 5/20/13  B2  14,176  5,280
  14,526
GAS - 0.0%
SFP Pipeline Holdings, Inc. exchangeable 0%,
8/15/10   Baa3  3,690  4,908
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.0%
CAM-NET Communications Network 10%,
8/15/97 (g)  -- $ 3,250 $ 1,625
TOTAL UTILITIES   21,059
TOTAL CONVERTIBLE BONDS   390,750
NONCONVERTIBLE BONDS - 0.9%
AEROSPACE & DEFENSE - 0.0%
BE Aerospace 9 7/8%, 2/1/06 (g)  B2  270  278
BASIC INDUSTRIES - 0.1%
CHEMICALS & PLASTICS - 0.1%
American Pacific Corp. 11%, 2/21/02 (g)  -  3,000  2,850
IMC Fertilizer Group, Inc. 10 3/4%, 6/15/03  B3  1,000  1,108
NL Industries, Inc. 0%, 10/15/05 (e)  B2  5,000  3,894
  7,852
IRON & STEEL - 0.0%
AK Steel Corp. 10 3/4%, 4/1/04  Ba3  1,170  1,307
PACKAGING & CONTAINERS - 0.0%
Crown Packaging Holdings Ltd. 0%, 11/1/03 (e)  Caa  3,366  1,489
PAPER & FOREST PRODUCTS - 0.0%
Stone Container Corp.:
10 3/4%, 6/15/97  B2  1,150  1,176
 11 7/8%, 12/1/98  B1  3,670  3,854
  5,030
TOTAL BASIC INDUSTRIES   15,678
CONGLOMERATES - 0.1%
Figgie International Holdings, Inc. 9 7/8%,
10/1/99  B1  7,820  7,898
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
CONSTRUCTION & REAL ESTATE - 0.0%
CONSTRUCTION - 0.0%
WCI Communities LP 17%, 7/24/98 (f)  - $ 1,280 $ 1,280
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Harvard Industries, Inc. 12%, 7/15/04  B3  4,000  4,280
ENERGY - 0.1%
OIL & GAS - 0.1%
Flores & Rucks, Inc. 13 1/2%, 12/1/04  B3  6,900  7,866
Wainoco Oil Corp. 12%, 8/1/02  B1  2,000  1,965
  9,831
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
Anchor Bancorp, Inc. 8 7/8%, 7/9/03  Ba3  2,000  2,100
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp. 10 3/4%, 12/15/02  B1  2,250  2,424
Specialty Equipment Cos., Inc. 11 3/8%, 12/1/03  B3  4,400  4,609
  7,033
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.1%
New City 11 3/8%, 11/1/03  B3  3,250  3,104
Robin Media Group, Inc. 11 1/8%, 4/1/97    1,520  1,520
SCI Television, Inc. secured:
7 1/2%, 6/30/98 (h)   -  1,272  1,272
 11%, 6/30/05  B2  3,488  3,728
  9,624
LODGING & GAMING - 0.1%
Bally Gaming International, Inc. 10 3/8%,
7/15/98  -  7,500  7,725
PUBLISHING - 0.1%
American Media, Inc. Unit 0%, 5/15/97  B1  8,230  6,748
TOTAL MEDIA & LEISURE   24,097
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - 0.2%
BEVERAGES - 0.0%
Dr. Pepper/Seven-Up Companies, Inc. 0%,
11/1/02 (e)  Baa1 $ 3,000 $ 2,850
HOUSEHOLD PRODUCTS - 0.2%
Revlon Consumer Products Corp. 9 3/8%, 4/1/01  B2  5,550  5,633
Revlon Worldwide Corp. secured 0%, 3/15/98  B3  13,625  10,764
  16,397
TOTAL NONDURABLES   19,247
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Pathmark Stores, Inc.:
9 5/8%, 5/1/03  B2  3,050  2,982
 0%, 11/1/03 (e)  B3  3,000  1,811
  4,793
TECHNOLOGY - 0.0%
COMMUNICATIONS EQUIPMENT - 0.0%
Echostar Communications Corp. 0%, 6/1/04 (e)  Caa  1,500  1,118
UTILITIES - 0.0%
ELECTRIC UTILITY - 0.0%
Del Norte Funding Corp. 9.05%, 1/2/99 (b)  Ca  2,364  1,672
El Paso Funding Corp. lease oblig. 10 3/4%,
4/1/13 (b)  Ca  870  616
  2,288
TOTAL NONCONVERTIBLE BONDS   99,921
TOTAL CORPORATE BONDS
(Cost $468,502)   490,671
COMMERCIAL MORTGAGE SECURITIES - 0.1%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (000S) (000S)
ACP Mortgage LP commercial floater Series F,
7.6314%, 2/28/28 (g)(h)  B $ 3,177 $ 2,661
Bardell Associates Note Trust 12 1/2%,
11/1/08 (f)  -  2,855  2,901
CS First Boston Mortgage Securities Corp.
commercial Series1994-M1 Class E, 12.60%,
2/15/02 (g)  -  3,000  2,989
Resolution Trust Corp. commercial Series:
1994-N2 Class 5-B, 10 5/8%, 12/15/04 (g)(j)  B2  2,750  2,754
 1994-C2 Class G, 8%, 4/25/25  B  3,622  2,943
 1994-C1 Class E, 8%, 6/25/26  BB  3,720  3,227
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $16,320)   17,475
FOREIGN GOVERNMENT OBLIGATIONS - 0.0%
Mexico Value oil recovery rights (a)
 (Cost $--)  -  1,648  -
INDEXED SECURITIES - 0.0%
OTHER - 0.0%
Merrill Lynch & Co., Inc. Japan Index equity
participation securities 0%,
1/31/00 (Cost $4,188)    5,000  5,213
PURCHASED BANK DEBT - 0.1%
El Paso Electric Co. (b):
term loan   2,571  2,736
 unsecured term loan   932  660
 secured loan   508  541
GPA Group PLC :
commercial credit facility (sub-part.)  2,089  2,036
 deferred amortization facility (sub-part.)  343  335
 commercial credit facility  244  237
 deferred amortization facility  40  39
 term loan 6.40%, 11/19/98  450  382
TOTAL PURCHASED BANK DEBT
(Cost $6,314)   6,966
REPURCHASE AGREEMENTS - 6.5%
 MATURITY VALUE (NOTE 1)
 AMOUNT (000S) (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88% dated
1/31/96 due 2/1/96  $ 712,637 $ 712,521
PURCHASED OPTIONS - 0.3%
 AMOUNTS IN THOUSANDS  EXPIRATION DATE/ UNDERLYING FACE
   STRIKE PRICE AMOUNT AT VALUE
16,000 Bank of America OTC Put
Options on Japanese Yen    July 96/100 $ 14,948  941
220,000 J. Aron and Co. OTC Put
Options on Japanese Yen    Feb. 96/91.80  188,677  30,514
29,000 Swiss Bank Corp. OTC Put
Options on Japanese Yen    July 96/100.95  27,350  1,595
TOTAL PURCHASED OPTIONS
(Cost $14,370)   33,050
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $8,414,243)  $ 10,987,026
CURRENCY ABBREVIATIONS
GBP - British pound
JPY - Japanese yen
CAD - Canadian dollar
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
5. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
6. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION
 ACQUISITION COST
SECURITY DATE (000S)
Bardell Associates Note
 Trust 12 1/2%,
 11/1/08 4/19/94 $ 2,901
Heileman G Brewing,
 Inc. Unit Class 1
 (non-vtg.) 1/21/94 $ 2,013
WCI Communities LP
 17%, 7/24/98 7/24/95 $ 1,264
7. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $199,367,000 or 1.8% of net assets.
8. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
9. Purchased on an installment basis. Market value reflects only those payments made through January 31, 1996. The remaining installments aggregating CAD 4,525,000 are due September 23, 1996 and March 24, 1997.
10. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 1.0% AAA, AA, A 1.2%
Baa 0.5% BBB  0.6%
Ba 1.0% BB  1.0%
B 1.4% B  1.2%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.7% including long-term debt categorized as other securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  87.4%
United Kingdom  3.1
Japan   2.6
Canada  2.5
Germany  2.0
Others (individually less than 1%)  2.4
TOTAL  100.0%
INCOME TAX INFORMATION
At January 31, 1996, the aggregate cost of investment securities for income tax purposes was $8,418,968,000. Net unrealized appreciation aggregated $2,568,058,000, of which $2,690,929,000 related to appreciated investment securities and $122,871,000 related to depreciated investment securities. The fund hereby designates approximately $19,312,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) JANUARY 31, 1996

ASSETS

Investment in securities, at value (including repurchase                      $ 10,987,026
agreements of $712,521) (cost $8,414,243) -
See accompanying schedule

Receivable for investments sold                                                35,876

Receivable for fund shares sold                                                30,866

Dividends receivable                                                           20,915

Interest receivable                                                            4,576

Other receivables                                                              35,058

 TOTAL ASSETS                                                                  11,114,317

LIABILITIES

Payable for investments purchased                                  $ 54,996

Payable for fund shares redeemed                                    10,174

Accrued management fee                                              3,955

Other payables and accrued expenses                                 2,813

Collateral on securities loaned, at value                           32,779

 TOTAL LIABILITIES                                                             104,717

NET ASSETS                                                                    $ 11,009,600

Net Assets consist of:

Paid in capital                                                               $ 8,253,246

Undistributed net investment income                                            17,860

Accumulated undistributed net realized gain (loss) on                          165,763
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                  2,572,731
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 281,249 shares outstanding                                    $ 11,009,600

NET ASSET VALUE, offering price and redemption price per                       $39.15
share ($11,009,600 (divided by) 281,249 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED JANUARY 31, 1996

INVESTMENT INCOME                                                        $ 250,306
Dividends

Interest (including income on securities loaned of $223)                  69,368

 TOTAL INCOME                                                             319,674

EXPENSES

Management fee                                              $ 39,630

Transfer agent fees                                          19,870

Accounting and security lending fees                         803

Non-interested trustees' compensation                        51

Custodian fees and expenses                                  418

Registration fees                                            445

Audit                                                        97

Legal                                                        53

Interest                                                     3

Miscellaneous                                                20

 Total expenses before reductions                            61,390

 Expense reductions                                          (1,001)      60,389

NET INVESTMENT INCOME                                                     259,285

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                       457,517

 Foreign currency transactions                               (23,382)     434,135

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                       2,006,705

 Assets and liabilities in foreign currencies                18,807       2,025,512

NET GAIN (LOSS)                                                           2,459,647

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 2,718,932
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          JANUARY 31,    JANUARY 31,
                                                          1996           1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 259,285      $ 238,678
Net investment income

 Net realized gain (loss)                                  434,135        367,145

 Change in net unrealized appreciation (depreciation)      2,025,512      (814,494)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           2,718,932      (208,671)
FROM OPERATIONS

Distributions to shareholders                              (243,784)      (211,713)
From net investment income

 From net realized gain                                    (355,672)      (479,855)

 TOTAL DISTRIBUTIONS                                       (599,456)      (691,568)

Share transactions                                         2,872,809      2,038,192
Net proceeds from sales of shares

 Reinvestment of distributions                             580,343        667,773

 Cost of shares redeemed                                   (2,002,485)    (1,309,540)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,450,667      1,396,425
 FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,570,143      496,186

NET ASSETS

 Beginning of period                                       7,439,457      6,943,271

 End of period (including undistributed net investment    $ 11,009,600   $ 7,439,457
income of $17,860 and $23,329, respectively)

OTHER INFORMATION
Shares

 Sold                                                      80,515         62,796

 Issued in reinvestment of distributions                   16,332         21,310

 Redeemed                                                  (56,429)       (40,568)

 Net increase (decrease)                                   40,418         43,538


FINANCIAL HIGHLIGHTS

                                        YEARS ENDED JANUARY 31,

                                        1996                      1995      1994 C,    1993      1992
                                                                            E

SELECTED PER-SHARE DATA

Net asset value, beginning of period    $ 30.89                   $ 35.19   $ 29.87    $ 26.57   $ 22.38

Income from Investment Operations

 Net investment income                   .93                       1.02      1.11       1.11 D    1.18

 Net realized and unrealized             9.65                      (2.12)    5.48       3.27      4.21
 gain (loss)

 Total from investment operations        10.58                     (1.10)    6.59       4.38      5.39

Less Distributions                       (.96)                     (.98)     (1.15)     (1.08)    (1.20)
From net investment income

 From net realized gain                  (1.36)                    (2.22)    (.12)      -         -

 Total distributions                     (2.32)                    (3.20)    (1.27)     (1.08)    (1.20)

Net asset value, end of period          $ 39.15                   $ 30.89   $ 35.19    $ 29.87   $ 26.57

TOTAL RETURN A, B                        35.21%                    (3.01)    22.52      16.92     24.61
                                                                  %         %          %         %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period               $ 11,010                  $ 7,439   $ 6,943    $ 5,123   $ 4,421
(in millions)

Ratio of expenses to average             .68%                      .70%      .66        .67       .68
net assets                                                                  %          %         %

Ratio of expenses to average net         .67%                      .69%      .66        .67       .68
assets after expense reductions         F                         F         %          %         %

Ratio of net investment income to        2.86%                     3.37%     3.55       4.02      4.81
average net assets                                                          %          %         %

Portfolio turnover rate                  39%                       50%       70         84        111
                                                                            %          %         %


J THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
K TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
L AS OF FEBRUARY 1, 1993 THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
M NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
N EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
O FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Equity-Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFICs), market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period.
Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value is shown in the schedule of investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
2. OPERATING POLICIES - CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $4,281,000 or
 .04% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $3,970,683,000 and $3,341,722,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .14%. For the period, the management fee was equivalent to an annual rate of .44% of average net assets.
In accordance with the management contract currently in effect, the annual individual fund fee rate is scheduled to increase to .16%, .18%, and .20% on December 1, 1996, December 1, 1997, and December 1, 1998, respectively. SALES LOAD. For the period December 31, 1993 through December 31, 1995, Fidelity Distributors Corporation, an affiliate of FMR and the general distributor of the fund, voluntarily waived the sales charge (2% of the offering price) on the sales of shares. Effective January 1, 1996 the sales charge was eliminated.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,908,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $30,933,000 and $32,779,000, respectively.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $5,446,000. The weighted average interest rate was 6.4%.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $398,000 under this arrangement.
In addition, the fund has entered into certain arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custody and transfer agent fees were reduced by $8,000 and $595,000, respectively, under these arrangements.
8. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Devonshire Trust: Fidelity Equity-Income Fund, including the schedule of portfolio investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Devonshire Trust: Fidelity Equity-Income Fund as of January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
March 6, 1996
DISTRIBUTIONS


The Board of Trustees of Fidelity Equity-Income Fund voted to pay on March 11, 1996, to shareholders of record at the opening of business on March 8, 1996, a distribution of $.52 derived from capital gains realized from sales of portfolio securities and a dividend of $.24 from net investment income. A total of 64% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders. The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
TO CALL FIDELITY


FOR FUND INFORMATION AND QUOTES
The Fidelity Telephone Connection offers you special automated telephone services for quotes and balances. The services are easy to use, confidential and quick. All you need is a Touch Tone telephone.
YOUR PERSONAL IDENTIFICATION NUMBER
(PIN)
The first time you call one of our automated telephone services, we'll ask you to set up your Personal Identification
Number (PIN). The PIN assures that
only you have automated telephone
access to your account information.
Please have your Customer Number
(T-account #) handy when you call -
you'll need it to establish your PIN. If you would ever like to change your PIN, just choose the "Change your Personal
Identification Number" option when
you call. If you forget your PIN, please call a Fidelity representative at 1-800-
544-6666 for assistance.




(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND QUOTES*
1-800-544-8544
Just make a selection from this record-ed menu:
PRESS
 For quotes on funds you own.
1.
 For an individual fund quote.
2.
 For the ten most frequently
requested Fidelity fund quotes.
3.
 For quotes on Fidelity Select
Portfolios(registered trademark).
4.
 To change your Personal
Identification Number (PIN).
5.
 To speak with a Fidelity
representative.
6.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC
(PHONE_GRAPHIC)MUTUAL FUND ACCOUNT
BALANCES 1-800-544-7544
Just make a selection from this record-
ed menu:
PRESS
 For balances on funds you own.
1.
 For your most recent fund activity
(purchases, redemptions, and
dividends).
2.
 To change your Personal
Identification Number (PIN).
3.
 To speak with a Fidelity
representative.
4.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
185 Asylum Street
Hartford, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Stephen Petersen, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Market Index Fund
Puritan Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Balances  1-800-544-7544
Exchanges/Redemptions  1-800-544-7777
Mutual Fund Quotes   1-800-544-8544
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118

 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE